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                   STARTEC GLOBAL COMMUNICATIONS CORPORATION,

                                     Issuer

                                       to

                           FIRST UNION NATIONAL BANK,

                                     Trustee

                             ---------------------



                                    Indenture

                            Dated as of May 21, 1998



                             ---------------------


                                  $160,000,000


                            12% Senior Notes due 2008
                       12% Series A Senior Notes due 2008


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
               Reconciliation and tie between Trust Indenture Act
                 of 1939 and Indenture, dated as of May 21, 1998

Trust Indenture
Act Section                                              Indenture Section

ss.310(a)(1)          ...............................        607
       (a)(2)        ................................        607
       (b)           ................................        608
ss.312(c)             ...............................        701
ss.314(a)             ...............................        703
       (a)(4)        ................................        1008(a)
       (c)(1)        ................................        102
       (c)(2)        ................................        102
       (e)           ................................        102
ss.315(b)             ...............................        601
ss.316(a)(last
       sentence)     ................................        101 ("Outstanding")
       (a)(1)(A)     ................................        502, 512
       (a)(1)(B)     ................................        513
       (b)           ................................        508
       (c)           ................................        104(d)
ss.317(a)(1)          ...............................        503
       (a)(2)        ................................        504
       (b)           ................................        1003
     ss. 318(a)      ................................        111






-----------------
Note:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

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PARTIES........................................................................................  1
RECITALS OF THE COMPANY........................................................................  1

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.            Definitions............................................................  2

         Acquired Indebtedness.................................................................  2
         Acquired Preferred Stock..............................................................  2
         Act...................................................................................  3
         Affiliate.............................................................................  3
         Asset Acquisition.....................................................................  3
         Asset Disposition.....................................................................  3
         Asset Sale............................................................................  3
         Attributable Value....................................................................  3
         Average Life..........................................................................  4
         Board of Directors....................................................................  4
         Board Resolution......................................................................  4
         Business Day..........................................................................  4
         Capital Stock.........................................................................  4
         Capitalized Lease Obligation..........................................................  4
         Certificated Notes....................................................................  5
         Change of Control.....................................................................  5
         Change of Control Offer...............................................................  5
         Change of Control Payment.............................................................  5
         Change of Control Payment Date........................................................  5
         Closing Date..........................................................................  5
         Commission............................................................................  5
         Common Stock..........................................................................  6
         Company...............................................................................  6
         Company Request.......................................................................  6
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                                       ii

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         Company Order.........................................................................  6
         Consolidated Cash Flow................................................................  6
         Consolidated Fixed Charges............................................................  6
         Consolidated Interest Expense.........................................................  6
         Consolidated Net Income...............................................................  7
         Consolidated Net Worth................................................................  7
         Corporate Trust Office................................................................  7
         corporation...........................................................................  7
         covenant defeasance...................................................................  7
         Credit Facilities.....................................................................  8
         Cumulative Consolidated Cash Flow.....................................................  8
         Cumulative Consolidated Fixed Charges.................................................  8
         Cumulative Consolidated Interest Expense..............................................  8
         Currency Agreement....................................................................  8
         Default...............................................................................  8
         Defaulted Interest....................................................................  8
         defeasance............................................................................  8
         Depositary............................................................................  8
         Eligible Accounts Receivable..........................................................  8
         Eligible Institution..................................................................  9
         Event of Default......................................................................  9
         Excess Proceeds.......................................................................  9
         Excess Proceeds Offer.................................................................  9
         Excess Proceeds Payment...............................................................  9
         Excess Proceeds Payment Date..........................................................  9
         Exchange Act..........................................................................  9
         Exchange Notes........................................................................  9
         Exchange Offer........................................................................  9
         Exchange Offer Registration Statement.................................................  9
         Existing Indebtedness.................................................................  9
         Fair Market Value.....................................................................  9
         GAAP.................................................................................. 10
         Global Notes.......................................................................... 10
         Guarantee............................................................................. 10
         Holder................................................................................ 10
         Incur................................................................................. 10
         Incurrence............................................................................ 10
         Indebtedness.......................................................................... 10
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                                       iii

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         Indenture............................................................................. 11
         Indirect Participant.................................................................. 11
         Initial Notes......................................................................... 11
         Initial Purchasers.................................................................... 11
         Interest Payment Date................................................................. 11
         Interest Rate Agreement............................................................... 11
         Interest Rate Protection Obligations.................................................. 11
         Investment............................................................................ 11
         IRU................................................................................... 12
         Issue Date............................................................................ 12
         Lien.................................................................................. 12
         Liquidated Damages.................................................................... 12
         MAOU.................................................................................. 12
         Marketable Securities................................................................. 13
         Maturity.............................................................................. 13
         Maturity Date......................................................................... 13
         Net Cash Proceeds..................................................................... 13
         Notes................................................................................. 14
         Officer's Certificate................................................................. 14
         Opinion of Counsel.................................................................... 14
         Outstanding........................................................................... 14
         Participant........................................................................... 15
         Paying Agent.......................................................................... 15
         Payment Account....................................................................... 15
         Permitted Business.................................................................... 15
         Permitted Indebtedness................................................................ 15
         Permitted Investment.................................................................. 16
         Permitted Liens....................................................................... 16
         Person................................................................................ 18
         Pledge Account........................................................................ 18
         Pledge Agreement...................................................................... 18
         Pledged Securities.................................................................... 18
         Predecessor Note...................................................................... 18
         Preferred Stock....................................................................... 18
         Private Placement Legend.............................................................. 18
         Pro Forma Consolidated Cash Flow...................................................... 19
         Public Equity Offering................................................................ 19
         Purchase Price........................................................................ 19
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                                       iv

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         Qualified Institutional Buyers........................................................ 19
         QIBs.................................................................................. 19
         Redeemable Stock...................................................................... 19
         Redemption Date....................................................................... 19
         Redemption Price...................................................................... 19
         Register.............................................................................. 20
         Registrar............................................................................. 20
         Registration Rights Agreement......................................................... 20
         Registration Statement................................................................ 20
         Regular Record Date................................................................... 20
         Regulation S.......................................................................... 20
         Regulation S Certificated Notes....................................................... 20
         Regulation S Global Notes............................................................. 20
         Regulation S Permanent Global Notes................................................... 20
         Regulation S Temporary Global Notes................................................... 20
         Responsible Officer................................................................... 20
         Restricted Payments................................................................... 20
         Restricted Period..................................................................... 20
         Restricted Subsidiary................................................................. 21
         Rule 144A Certificated Notes.......................................................... 21
         Rule 144A Global Notes................................................................ 21
         Sale-Leaseback Transaction............................................................ 21
         Securities Act........................................................................ 21
         Shelf Registration Statement.......................................................... 21
         Significant Subsidiary................................................................ 21
         Special Record Date................................................................... 21
         Stated Maturity....................................................................... 21
         Subsidiary............................................................................ 22
         Subsidiary Holdings................................................................... 22
         Telecommunications Assets............................................................. 22
         Tested Transaction.................................................................... 22
         Trade Payables........................................................................ 22
         Transaction Date...................................................................... 22
         Trust Indenture Act................................................................... 22
         Trustee............................................................................... 22
         Uniform Commercial Code............................................................... 22
         United States Dollar Equivalent....................................................... 22
         Unrestricted Subsidiary............................................................... 23
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                                        v

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         Unrestricted Subsidiary Indebtedness.................................................. 23
         U.S. Government Obligations........................................................... 23
         U.S. Person........................................................................... 24
         Vice President........................................................................ 24
         Voting Stock.......................................................................... 24
         Wholly Owned.......................................................................... 24

SECTION 102.            Compliance Certificates and Opinions................................... 24
SECTION 103.            Form of Documents Delivered to Trustee................................. 25
SECTION 104.            Acts of Holders........................................................ 25
SECTION 105.            Notices, Etc., to Trustee, Company..................................... 27
SECTION 106.            Notice to Holders; Waiver.............................................. 27
SECTION 107.            Effect of Headings and Table of Contents............................... 28
SECTION 108.            Successors and Assigns................................................. 28
SECTION 109.            Separability Clause.................................................... 28
SECTION 110.            Benefits of Indenture.................................................. 28
SECTION 111.            Governing Law.......................................................... 28
SECTION 112.            Legal Holidays......................................................... 28

                                   ARTICLE TWO

                                   NOTE FORMS

SECTION 201.            Forms Generally........................................................ 29
SECTION 202.            Restrictive Legends.................................................... 30

                                  ARTICLE THREE

                                    THE NOTES

SECTION 301.            Title and Terms........................................................ 33
SECTION 302.            Denominations.......................................................... 34
SECTION 303.            Execution, Authentication, Delivery and Dating......................... 34
SECTION 304.            Temporary Notes........................................................ 35
SECTION 305.            Registration, Registration of Transfer and Exchange.................... 36
SECTION 306.            Mutilated, Destroyed, Lost and Stolen Notes............................ 37
SECTION 307.            Payment of Interest; Interest Rights Preserved......................... 38
SECTION 308.            Persons Deemed Owners.................................................. 39
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                                       vi

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SECTION 309.            Cancellation........................................................... 39
SECTION 310.            Computation of Interest................................................ 40
SECTION 311.            Book-Entry Provisions for Global Notes................................. 40
SECTION 312.            Transfer Provisions.................................................... 41

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.            Satisfaction and Discharge of Indenture................................ 45
SECTION 402.            Application of Trust Money............................................. 47

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.            Events of Default...................................................... 47
SECTION 502.            Acceleration of Maturity: Rescission and Annulment..................... 49
SECTION 503.            Collection of Indebtedness and Suits for Enforcement by Trustee........ 50
SECTION 504.            Trustee May File Proofs of Claim....................................... 51
SECTION 505.            Trustee May Enforce Claims Without Possession of Notes................. 52
SECTION 506.            Application of Money Collected......................................... 52
SECTION 507.            Limitation on Suits.................................................... 52
SECTION 508.            Unconditional Right of Holders to Receive Principal, Premium and In.... 53
SECTION 509.            Restoration of Rights and Remedies..................................... 53
SECTION 510.            Rights and Remedies Cumulative......................................... 54
SECTION 511.            Delay or Omission Not Waiver........................................... 54
SECTION 512.            Control by Holders..................................................... 54
SECTION 513.            Waiver of Past Defaults................................................ 54
SECTION 514.            Waiver of Stay or Extension Laws....................................... 55

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.            Notice of Defaults..................................................... 55
SECTION 602.            Certain Rights of Trustee.............................................. 56
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                                       vii

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SECTION 603.            Trustee Not Responsible for Recitals or Issuance of Notes.............. 57
SECTION 604.            May Hold Notes......................................................... 58
SECTION 605.            Money Held in Trust.................................................... 58
SECTION 606.            Compensation and Reimbursement......................................... 58
SECTION 607.            Corporate Trustee Required; Eligibility................................ 59
SECTION 608.            Resignation and Removal; Appointment of Successor...................... 59
SECTION 609.            Acceptance of Appointment by Successor................................. 61
SECTION 610.            Merger, Conversion, Consolidation or Succession to Business............ 61

                                  ARTICLE SEVEN

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.            Disclosure of Names and Addresses of Holders........................... 62
SECTION 702.            Reports by Trustee..................................................... 62
SECTION 703.            Reports by Company..................................................... 62

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.            Company May Consolidate, Etc., Only on Certain Terms................... 63
SECTION 802.            Successor Substituted.................................................. 64
SECTION 803.            Notes to Be Secured in Certain Events.................................. 64

                                  ARTICLE NINE

                                              SUPPLEMENTAL INDENTURES.......................... 65

SECTION 901.            Supplemental Indentures Without Consent of Holders..................... 65
SECTION 902.            Supplemental Indentures with Consent of Holders........................ 65
SECTION 903.            Execution of Supplemental Indentures................................... 67
SECTION 904.            Effect of Supplemental Indentures...................................... 67
SECTION 905.            Conformity with Trust Indenture Act.................................... 67
SECTION 906.            Reference in Notes to Supplemental Indentures.......................... 67
SECTION 907.            Notice of Supplemental Indentures...................................... 68

                                   ARTICLE TEN
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                                      viii

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                                                     COVENANTS................................. 68

SECTION 1001.           Payment of Principal, Premium, if Any, and Interest.................... 68
SECTION 1002.           Maintenance of Office or Agency........................................ 68
SECTION 1003.           Money for Note Payments to Be Held in Trust............................ 69
SECTION 1004.           Corporate Existence.................................................... 70
SECTION 1005.           Payment of Taxes and Other Claims...................................... 70
SECTION 1006.           Maintenance of Properties.............................................. 71
SECTION 1007.           Insurance.............................................................. 71
SECTION 1008.           Statement by Officers as to Default.................................... 71
SECTION 1009.           Provision of Financial Statements and Reports.......................... 72
SECTION 1010.           Repurchase of Notes upon Change of Control............................. 72
SECTION 1011.           Limitation on Indebtedness and Preferred Stock of Subsidiaries......... 74
SECTION 1012.           Limitation on Restricted Payments...................................... 78
SECTION 1013.           Limitation on Dividend and Other Payment Restrictions Affecting
                        Restricted Subsidiaries................................................ 80
SECTION 1014.           Limitation on the Issuance and Sale of Capital Stock of Restricted
                        Subsidiaries........................................................... 81
SECTION 1015.           Limitation on Transactions with Stockholders and Affiliates............ 82
SECTION 1016.           Limitation on Liens.................................................... 83
SECTION 1017.           Limitation on Asset Sales.............................................. 83
SECTION 1018.           Limitation on Issuances of Guarantees of Indebtedness by Restricted
                        Subsidiaries........................................................... 85
SECTION 1019.           Business of the Company; Restriction on Transfers of Existing
                        Business............................................................... 86
SECTION 1020.           Limitation on Investments in Unrestricted Subsidiaries................. 86
SECTION 1021.           Limitation on Sale-Leaseback Transactions.............................. 87
SECTION 1022.           Waiver of Certain Covenants............................................ 87

                                 ARTICLE ELEVEN

                               REDEMPTION OF NOTES

SECTION 1101.           Right of Redemption.................................................... 87
SECTION 1102.           Applicability of Article............................................... 88
SECTION 1103.           Election to Redeem; Notice to Trustee.................................. 88
SECTION 1104.           Selection by Trustee of Notes to Be Redeemed........................... 88
SECTION 1105.           Notice of Redemption................................................... 89
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                                       ix

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SECTION 1106.           Deposit of Redemption Price............................................ 89
SECTION 1107.           Notes Payable on Redemption Date....................................... 90
SECTION 1108.           Notes Redeemed in Part................................................. 90

                                 ARTICLE TWELVE

                                    SECURITY

SECTION 1201.           Security............................................................... 90

                                ARTICLE THIRTEEN

                        DEFEASANCE AND COVENANT DEFEASANCE..................................... 92

SECTION 1301.           Company's Option to Effect Defeasance or Covenant Defeasance........... 92
SECTION 1302.           Defeasance and Discharge............................................... 92
SECTION 1303.           Covenant Defeasance.................................................... 93
SECTION 1304.           Conditions to Defeasance or Covenant Defeasance........................ 93
SECTION 1305.           Deposited Money and U.S. Government Obligations to Be Held
                        in Trust; Other Miscellaneous Provisions............................... 95
SECTION 1306.           Reinstatement.......................................................... 95

TESTIMONIUM...................................................................................  95

SIGNATURES AND SEALS..........................................................................  95

EXHIBIT A               Form of Note
EXHIBIT B               Form of Certificate to Be Delivered upon Termination of Restricted Period
EXHIBIT C               Form of Regulation S Certificate

SCHEDULE A


                  INDENTURE, dated as of May 21, 1998, between STARTEC GLOBAL COMMUNICATIONS CORPORATION, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company"), having its principal office at 10411 Motor City Drive, Suite 301, Bethesda, Maryland 20817, as issuer, and First Union National Bank, a duly organized national banking association existing under the laws of the United States, as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the issuance of its 12% Senior Notes due 2008 (the "Initial Notes") and its 12% Series A Senior Notes due 2008 (the "Exchange Notes" and, together with the Initial Notes, the "Notes"), of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

                  Upon  the  issuance  of  Exchange   Notes,   if  any,  or  the
effectiveness of the Shelf Registration Statement (as defined herein), this Indenture will be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  The Notes are initially being issued, and until the Separation Date must be traded, as units together with warrants to purchase common stock of the Company. Each unit will consist of $1,000 principal amount of Notes and a warrant (collectively, the "Warrants") to purchase 1.25141 shares of common stock of the Company. The Warrants will be issued pursuant to the Warrant Agreement.

                  All things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 101.  Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP and except as otherwise herein expressly provided, the term "generally accepted accounting principals" with respect to any compilation required or permitted hereunder shall mean such accounting principles as are generally accepted, and accepted and adopted by the Company at the date of the Indenture; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Acquired Indebtedness" or "Acquired Preferred Stock" means Indebtedness or Preferred Stock, as the case may be, of a Person existing at the time such Person becomes a Restricted Subsidiary or Indebtedness assumed in connection with an Asset Acquisition by the Company or a Restricted Subsidiary and not incurred in connection with, or in anticipation of, such Person becoming a Restricted Subsidiary or such Asset Acquisition; provided that Indebtedness or Preferred Stock, as the case may be, of such Person which is redeemed, defeased, retired or otherwise repaid in full at the time of or immediately upon the consummation of the transactions by which such Person becomes a Restricted Subsidiary or such Asset Acquisition shall not be considered as Indebtedness or Preferred Stock.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 104.

                  "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Asset Acquisition" means (i) an investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or shall be merged into or consolidated with the Company or any of its Restricted Subsidiaries or
(ii) an acquisition by the Company or any of its Restricted Subsidiaries of the property and assets of any Person (other than the Company or any of its Restricted Subsidiaries) that constitute substantially all of a division or line of business of such Person.

                  "Asset Disposition" means the sale or other disposition by the Company or any of its Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary of the Company) of (i) all or substantially all of the Capital Stock of any Restricted Subsidiary of the Company or (ii) all or substantially all of the assets that constitute a division or line of business of the Company or any of its Restricted Subsidiaries.

                  "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation or Sale-Leaseback Transactions) in one transaction or a series of related transactions by the Company or any of its Restricted Subsidiaries to any Person (other than the Company or any of its Restricted Subsidiaries) of (i) all or any of the Capital Stock of any Restricted Subsidiary (other than in respect of any director's qualifying shares or investments by foreign nationals mandated by applicable law), (ii) all or substantially all of the property and assets of an operating unit or business of the Company or any of its Restricted Subsidiaries or (iii) any other property and assets of the Company or any of its Restricted Subsidiaries outside the ordinary course of business of the Company or such Restricted Subsidiary and, in each case, that is not governed by Section 801 and which, in the case of any of clause (i), (ii) or (iii) above, whether in one transaction or a series of related transactions, (a) have a fair market value in excess of $1.0 million or
(b) are for net proceeds in excess of $1.0 million; provided that sales or other dispositions of inventory, receivables and other current assets in the ordinary course of business shall not be included within the meaning of "Asset Sale."

                  "Attributable Value" means, as to any particular lease under which any Person is at the time liable other than a Capitalized Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (whether or not such lease is terminable at the option of the lessee prior to the end of such term), including any period for which such lease has been, or may, at the option of the lessor, be extended, discounted from the last date of such term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capitalized Lease Obligation with like term in accordance with GAAP. The net amount of rent required to be paid under any lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. "Attributable Value" means, as to a Capitalized Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with GAAP.

                  "Average Life" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness and (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

                  "Board of Directors" means the board of directors of the Company or its equivalent, including managers or members of a limited liability company, general partners of a partnership, limited partnership or limited liability partnership or trustees of a business trust, or any duly authorized committee thereof.

                  "Board Resolution" means a copy of a resolution certified by the secretary or any assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the date of this Indenture, including, without limitation, all Common Stock and Preferred Stock.

                  "Capitalized Lease Obligation" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

                  "Certificated Notes" has the meaning specified in Section 201.

                  "Change of Control" means such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50.0% of the total voting power of the then outstanding Voting Stock of the Company, or after the consummation of the Reorganization, Subsidiary Holdings; (ii) individuals who at the beginning of any period of two consecutive calendar years constituted the Board of Directors (together with any directors who are members of the Board of Directors on the date hereof and any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board of Directors then in office; (iii) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any such "person" or "group" (other than to the Company or a Restricted Subsidiary); (iv) the merger or consolidation of the Company with or into another corporation or the merger of another corporation with or into the Company in one or a series of related transactions with the effect that, immediately after such transaction, any such "person" or "group" of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such merger or consolidation representing a majority of the total voting power of the then outstanding Voting Stock of the surviving corporation; or (v) the adoption of a plan relating to the liquidation or dissolution of the Company; provided, however, that the consummation of the Reorganization shall not constitute or be deemed to constitute a "Change of Control."

                  "Change of Control Offer" has the meaning specified in Section 1010.

                  "Change of  Control  Payment"  has the  meaning  specified  in
Section 1010.

                  "Change of Control Payment Date" has the meaning  specified in
Section 1010.

                  "Closing Date" means the date on which the Initial Notes are originally issued under this Indenture.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all series and classes of such common stock.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its chairman, its president, any Vice President, its treasurer or any assistant treasurer, and delivered to the Trustee.

                  "Consolidated Cash Flow" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) income taxes, to the extent such amount was deducted in calculating Consolidated Net Income (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets), (iv) depreciation expense, to the extent such amount was deducted in calculating Consolidated Net Income, (v) amortization expense, to the extent such amount was deducted in calculating Consolidated Net Income, and
(vi) all other non-cash items reducing Consolidated Net Income (excluding any non-cash charge to the extent that it represents an accrual of or reserve for cash charges in any future period), less all non-cash items increasing Consolidated Net Income, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in conformity with GAAP.

                  "Consolidated   Fixed   Charges"   means,   for  any   period,
Consolidated Interest Expense plus dividends declared and payable on Preferred Stock.

                  "Consolidated Interest Expense" means, for any period, the aggregate amount of interest in respect of Indebtedness (including capitalized interest, amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; the net costs associated with Interest Rate Agreements; and interest on Indebtedness that is Guaranteed or secured by the Company or any of its Restricted Subsidiaries) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by the Company and its Restricted Subsidiaries during such period.

                  "Consolidated Net Income" means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses, (ii) net income (or loss) of any Person combined in such Person or one of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iii) gains or losses (on an after-tax basis) in respect of any Asset Sales by such Person or one of its Restricted Subsidiaries,
(iv) the net income of any Restricted Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders, (v) any gain or loss realized as a result of the cumulative effect of a change in accounting principles, (vi) any amount paid or accrued as dividends on Preferred Stock of the Company or Preferred Stock of any Restricted Subsidiary owned by Persons other than the Company and any of its Restricted Subsidiaries, (vii) restructuring charges,
(viii) charges relating to the write-off of acquired in- process research and development expenses and other intangible assets of a Person in connection with the application of the purchase method of accounting and (ix) the net income (or loss) of any Person (other than net income (or loss) attributable to a Restricted Subsidiary) in which any Person (other than the Company or any of its Restricted Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries by such other Person during such period.

                  "Consolidated Net Worth" means, at any date of determination, stockholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation), less any amounts attributable to Redeemable Stock or any equity security convertible into or exchangeable for Indebtedness, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Subsidiaries, each item to be determined in conformity with GAAP (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

                  "Corporate Trust Office" means the corporate trust operations office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 800 East Main Street, Lower Mezzanine, Richmond, Virginia 23219, Attention: Corporate Trust Department.

                  "corporation" includes corporations, associations, companies and business trusts.

                  "covenant  defeasance"  has the meaning  specified  in Section
1303.

                  "Credit Facilities" means one or more debt facilities or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing or securitizations (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

                  "Cumulative Consolidated Cash Flow" means, for the period beginning on the Closing Date through and including the end of the last fiscal quarter (taken as one accounting period) preceding the date of any proposed Restricted Payment, Consolidated Cash Flow of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "Cumulative Consolidated Fixed Charges" means the Consolidated Fixed Charges of the Company and its Restricted Subsidiaries for the period beginning on the Closing Date through and including the end of the last fiscal quarter (taken as one accounting period) preceding the date of any proposed Restricted Payment, determined on a consolidated basis in accordance with GAAP.

                  "Cumulative Consolidated Interest Expense" means, for the period beginning on the Closing Date through and including the end of the last fiscal quarter (taken as one accounting period) preceding the date of any proposed Restricted Payment, Consolidated Interest Expense of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement and any other arrangement and agreement designed to provide protection against fluctuations in currency (or currency unit) values.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "defeasance" has the meaning specified in Section 1302.

                  "Depositary" means The Depository Trust Company, its nominees and successors or any replacement thereof.

                  "Eligible Accounts Receivable" means the accounts receivable (net of any reserves and allowances for doubtful accounts in accordance with GAAP) of any Person arising in the ordinary course of business that are not more than 90 days past their due date, as shown on the most recent consolidated balance sheet of such Person filed with the Commission, all in accordance with GAAP.

                  "Eligible Institution" means a commercial banking institution that has combined capital and surplus of not less than $500.0 million or its equivalent in foreign currency, and has outstanding debt with a rating of "A-3" or higher according to Moody's Investors Service, Inc., or "A-" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)), at the time as of which any investment or rollover therein is made.

                  "Event of Default" has the meaning specified in Section 501.

                  "Excess Proceeds" has the meaning specified in Section 1017.

                  "Excess Proceeds Offer" has the meaning specified in Section 1017.

                  "Excess Proceeds Payment" has the meaning specified in Section 1017.

                  "Excess  Proceeds  Payment Date" has the meaning  specified in
Section 1017.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Notes" has the meaning stated in the first recital of this Indenture and refers to any Exchange Notes containing terms substantially identical to the Initial Notes (except that such Exchange Notes shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act) that are issued and exchanged for the Initial Notes in accordance with the Exchange Offer, as provided for in the Registration Rights Agreement and this Indenture.

                  "Exchange Offer" means the offer by the Company to the Holders of the Initial Notes to exchange all of the Initial Notes for Exchange Notes, as provided for in the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

                  "Existing Indebtedness" means Indebtedness outstanding on the date hereof.

                  "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

                  "GAAP" means generally accepted accounting principles in the United States as in effect from time to time, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession of the United States.

                  "Global Notes" means any of the Rule 144A Global Notes or Regulation S Global Notes.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Holder" means a Person in whose name a Note is registered in the Register.

                  "Incur" or "Incurrence" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness, including an Incurrence of Indebtedness by reason of the acquisition of more than 50.0% of the Capital
Stock of any Person; provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

                  "Indebtedness" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) except with respect to Trade Payables, all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, (v) all obligations of such Person as lessee under Capitalized Lease Obligations and the Attributable Value under any Sale-Leaseback Transaction of such Person, (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination or (B) the amount of such Indebtedness, (vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person, (viii) the maximum fixed redemption or repurchase price of Redeemable Stock of the Company or Preferred Stock of any Restricted Subsidiary at the time of determination and (ix) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided (x) that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (y) that Indebtedness shall not include any liability for federal, state, local, foreign or other taxes.

                  "Indenture" means this instrument and the Pledge Agreement as originally executed and as they may from time to time be supplemented or amended by one or more indentures supplemental hereto and pledge agreements supplemental thereto entered into pursuant to the applicable provisions hereof.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Initial Notes" has the meaning stated in the first recital of this Indenture.

                  "Initial Purchasers" means Lehman Brothers Inc., Goldman, Sachs & Co. and ING Baring (U.S.) Securities, Inc.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

                  "Interest Rate Agreement" means any interest rate swap agreements, interest rate cap agreements, interest rate insurance, and other arrangements and agreements designed to provide protection against fluctuations in interest rates.

                  "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any Interest Rate Agreements.

                  "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement; but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person. For purposes of the definition of "Unrestricted Subsidiary," and Sections 1012 and 1014, (i) "Investment" shall include (a) the fair market value of the assets (net of liabilities) of any Restricted Subsidiary of the Company at the time that such Restricted Subsidiary of the Company is designated an Unrestricted Subsidiary and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company and (b) the fair market value, in the case of a sale of Capital Stock in accordance with Section 1014 such that a Person no longer constitutes a Restricted Subsidiary, of the remaining assets (net of liabilities) of such Person after such sale, and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined by the Board of Directors in good faith.

                  "IRU" means Indefeasible Right of Use, which is the right to use a telecommunications system, usually an undersea cable, with most of the rights and duties of ownership, but without the right to control or manage the facility and, depending upon the particular agreement, without any right to salvage or duty to dispose of the system's cable at the end of its useful life.

                  "Issue Date" means May 21, 1998, the date on which the Initial Notes are initially issued.

                  "Lien" means any mortgage, charge, pledge, security interest, encumbrance, lien (statutory or other), hypothecation, assignment for security or other encumbrance upon or with respect to any property of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest).

                  "Liquidated Damages" means all liquidated damages then owing pursuant to Section 5 of the Registration Rights Agreement.

                  "MAOU" means Minimum Assignable Ownership Units which is capacity on a telecommunications system, usually an undersea fiber optic cable, acquired on an ownership basis.

                  "Marketable Securities" means: (i) U.S. Government Obligations which have a remaining weighted average life to maturity of not more than one year from the date of Investment therein; (ii) any time deposit account, money market deposit and certificate of deposit maturing not more than 180 days after the date of acquisition issued by, or time deposit of, an Eligible Institution;
(iii) certificates of deposit, Eurodollar time deposits and bankers' acceptances with maturity of 90 days or less and overnight bank deposits of any financial institution that is organized under the laws of the United States of America or any state hereof, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $300.0 million (or, to the extent non-United States dollar denominated, the United States Dollar Equivalent of such amount) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act); (iv) commercial paper maturing not more than 180 days after the date of acquisition issued by a corporation (other than an Affiliate of the Company) with a rating, at the time as of which any investment therein is made, of "P-1" or higher according to Moody's Investors Service, Inc., or "A-1" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)); (v) auction rate preferred securities whose rates are reset based on market levels for a par security not more than 90 days after the date of acquisition with a rating, at the time as of which any investment therein is made, of "A-3" or higher according to Moody's Investors Service, Inc., or "A-" or higher according to Standard & Poor's Ratings Services (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities
Act)) and issued by a corporation that is not an Affiliate of the Company; (vi) any banker's acceptance or money market deposit accounts issued or offered by an Eligible Institution; (vii) repurchase obligations with a term of not more than seven days for U.S. Government Obligations entered into with an Eligible Institution; and (viii) any fund investing exclusively in investments of the types described in clauses (i) through (vii) above.

                  "Maturity," when used with respect to any Notes, means the date on which the principal of such Notes or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

                  "Maturity Date" means May 15, 2008.

                  "Net Cash Proceeds" means, (a) with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of: (i) brokerage commissions, finders' fees and other fees and expenses (including fees and expenses of counsel, accountants and investment bankers and other advisors) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Restricted Subsidiaries, taken as a whole (after taking into account any available offsetting tax credits or deductions and any tax sharing arrangements), (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company as a reserve against any contingent liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP, and
(b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorneys' fees, finders' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Notes" means any of the Notes as defined in the first recital of this Indenture and more particularly means any Notes authenticated and delivered under this Indenture.

                  "Officer's Certificate" means a certificate signed by the chairman, the president, a Vice President, the treasurer, an assistant treasurer, the secretary or an assistant secretary of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee.

                  "Outstanding," when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Notes, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

                  (iv) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands the Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by Section 313 of the TIA, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as

Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

                  "Participant" means, with respect to the Depositary or its nominee, an institution that has an account therewith.

                  "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company. The initial Paying Agent shall be the Trustee.

                  "Payment Account" has the meaning specified in Section 402.

                  "Permitted Business" means any business involving voice, data and other telecommunications services.

                  "Permitted Indebtedness" has the meaning specified in Section 1011(b).

                  "Permitted Investment" means (i) an Investment in a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Company or a Restricted Subsidiary; (ii) any Investment in Marketable Securities or Pledged Securities;
(iii) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (iv) loans or advances to officers and employees that do not in the aggregate exceed $1.5 million at any time outstanding; (v) stock, obligations or securities received in satisfaction of judgments; (vi) Investments in any Person received as consideration for Asset Sales to the extent permitted under Section 1017; (vii) Investments in any Person at any one time outstanding (measured on the date each such Investment was made without giving effect to subsequent changes in value) in an aggregate amount not to exceed the greater of (A) $35.0 million or (B) 15.0% of the Company's total consolidated assets; (viii) Investments in deposits with respect to leases or utilities provided to third parties in the ordinary course of business; (ix) Investments in Currency Agreements and Interest Rate Agreements on commercially reasonable terms entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in connection with the operation of the business of the Company or its Restricted Subsidiaries; provided that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder; (x) repurchases or redemptions by the Company of Capital Stock from officers and other employees of the Company or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such individuals, in an aggregate amount not exceeding $1.0 million in any calendar year and $3.0 million from the date of this Indenture; and (xi) Investments in evidences of Indebtedness, securities or other property received from another Person by the Company or any of its Restricted Subsidiaries in connection with any bankruptcy proceeding or by reason of a composition or readjustment of debt or a reorganization of such Person or as a result of foreclosure, perfection or enforcement of any Lien in exchange for evidences of Indebtedness, securities or other property of such Person held by the Company or any of its Subsidiaries, or for other liabilities or obligations of such Person to the Company or any of its Subsidiaries that were created, in accordance with the terms of this Indenture.

                  "Permitted Liens" means (i) Liens for taxes, assessments, governmental charges or claims that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (ii) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government or other contracts, performance and return- of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (v) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries; (vi) Liens (including extensions and renewals thereof) upon real or personal property purchased or leased after the Closing Date; provided that (a) such Lien is created solely for the purpose of securing Indebtedness Incurred in compliance with Section 1011 (1) to finance the cost (including the cost of design, development, construction, acquisition, installation or integration) of the item of property or assets subject thereto and such Lien is created prior to, at the time of or within six months after the later of the acquisition, the completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100.0% of such cost and (c) any such Lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item; (vii) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries, taken as a whole; (viii) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Company or its Restricted Subsidiaries relating to such property or assets; (ix) any interest or title of a lessor in the property subject to any Capitalized Lease Obligation or operating lease; (x) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xi) Liens on property of, or on shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes, or becomes a part of, any Restricted Subsidiary; provided that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the property or assets acquired and were not created in contemplation of such transaction; (xii) Liens in favor of the Company or any Restricted Subsidiary;
(xiii) Liens arising from the rendering of a final judgment or order against the Company or any Restricted Subsidiary of the Company that does not give rise to an Event of Default; (xiv) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xvi) Liens encumbering customary initial deposits and margin deposits and other Liens that are either within the general parameters customary in the industry or incurred in the ordinary course of business, in each case, securing Indebtedness under Interest Rate Agreements and Currency Agreements; (xvii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in accordance with the past practices of the Company and its Restricted Subsidiaries prior to the Closing Date; (xviii) Liens existing on the Closing Date or securing the Notes or any Guarantee of the Notes; (xix) Liens granted after the Closing Date on any assets or Capital Stock of the Company or its Restricted Subsidiaries created in favor of the Holders;
(xx) Liens securing Indebtedness which is incurred to refinance secured Indebtedness which is permitted to be Incurred under clause (viii) of paragraph
(b) of Section 1011; provided that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the property or assets securing the Indebtedness being refinanced; and (xxi) Liens securing Indebtedness under Credit Facilities incurred in compliance with clause
(iv) of paragraph (b) of Section 1011.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pledge Account" means an account established with the Trustee pursuant to the terms of the Pledge Agreement for the deposit of the Pledged Securities purchased by the Company with a portion of the net proceeds from the offering of the Notes.

                  "Pledge Agreement" means the Collateral Pledge and Security Agreement, dated as of the date of this Indenture, from the Company to the Trustee, governing the Pledge Account and the disbursement of funds therefrom.

                  "Pledged Securities" means the securities purchased by the Company with a portion of the net proceeds from the offering of the Notes, which shall consist of U.S. Government Obligations, to be deposited in the Pledge Account. The Pledged Securities may be held in book entry form through First Union National Bank acting as securities intermediary.

                  "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the date of the Indenture, including, without limitation, all series and classes of such preferred or preference stock.

                  "Private  Placement  Legend"  has  the  meaning  specified  in
Section 202.

                  "Pro Forma Consolidated Cash Flow" means, for any period, the Consolidated Cash Flow of the Company for such period calculated on a pro forma basis to give effect to any Asset Disposition or Asset Acquisition not in the ordinary course of business (including acquisitions of other Persons by merger, consolidation or purchase of Capital Stock) during such period as if such Asset Disposition or Asset Acquisition had taken place on the first day of such period, including any related financing transactions and also giving pro forma effect to any other Indebtedness repaid or discharged during such period other than with respect to working capital borrowings.

                  "Public Equity Offering" means an underwritten primary public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

                  "Purchase Price" has the meaning set forth in Section 1010.

                  "Qualified Institutional Buyers" or "QIBs" has the meaning set forth in Section 201.

                  "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms (or by the terms of any security into which it is exchangeable) or otherwise is (i) required to be redeemed on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes, (ii) redeemable at the option of the holder of such class or series of

Capital Stock at any time on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes; provided that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring on or prior to the date that is 123 days after the date of the Stated Maturity of the Notes shall not constitute Redeemable Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Sections 1010 and 1017 and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provisions on or prior to the date that is 123 days after the date of the Company's repurchase of such Notes as are required to be repurchased pursuant to Sections 1010 and 1017.

                  "Redemption Date," when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Register"  and  "Registrar"  have  the  respective   meanings
specified in Section 305.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Indenture, by and among the Initial
Purchasers and the Company, concerning the registration and exchange of the Notes, a conformed copy of which has been delivered to the Trustee.

                  "Registration Statement" means the Registration Statement as defined in the Registration Rights Agreement.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Certificated Notes" has the meaning specified in
Section 201.

                  "Regulation  S Global  Notes"  has the  meaning  specified  in
Section 201.

                  "Regulation   S  Permanent   Global  Notes"  has  the  meaning
specified in Section 201.

                  "Regulation   S  Temporary   Global  Notes"  has  the  meaning
specified in Section 201.

                  "Reorganization" means the reorganization of the Company into a Delaware holding company structure consisting of the transfer of substantially all of the Company's assets to lower-tiered subsidiaries and the merger of the Company with and into Subsidiary Holdings, which will be the owner of all of the outstanding capital stock of the newly formed lower-tier subsidiaries.

                  "Responsible Officer," when used with respect to the Trustee, means any officer of its corporate trust department or similar group having direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted  Payments"  has the meaning  specified  in Section
1012.

                  "Restricted Period" has the meaning specified in Section 201.

                  "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "Rule 144A  Certificated  Notes" has the meaning  specified in
Section 201.

                  "Rule 144A Global Notes" has the meaning specified in Section 201.

                  "Sale-Leaseback Transaction" of any person means an arrangement with any lender, investor or other Person ("Investor") or to which such Investor is a party providing for the lease by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person after the acquisition thereof or the completion of construction or commencement of operation thereof to such Investor or to any Person to whom funds have been or are to be advanced by such Investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangements may be terminated by the lessee without payment of a penalty.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Separability  Legend"  has the meaning  specified  in Section
202.

                  "Separation Date" means the earliest to occur of (i) November 15, 1998, (ii) the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, (iii) the occurrence of an Exercise Event (as defined in the Warrant Agreement) and (iv) such other date determined by Lehman Brothers, Inc. The occurrence of the Separation Date shall be confirmed to the Trustee by the delivery of an Officer's Certificate.

                  "Shelf Registration Statement" means the Shelf Registration as defined in the Registration Rights Agreement.

                  "Significant Subsidiary" means a Restricted Subsidiary that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity" means, (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and
(ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

                  "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50.0% of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                  "Subsidiary    Holdings"   means,   Startec   Global   Holding
Corporation, a Delaware corporation all the outstanding capital stock of which is owned by the Company.

                  "Telecommunications Assets" means, with respect to any Person, equipment and other properties or assets (whether tangible or intangible) used in the telecommunications business including, without limitation, rights with respect to IRUs, MAOUs or minimum investment units (or similar interests) in fiber optic cable and international or domestic telecommunications switches or other transmission facilities, including monitoring and related administrative support facilities (or Common Stock of a Person that becomes a Restricted Subsidiary, the assets of which consist primarily of any such Telecommunications Assets), in each case purchased, or acquired through a Capitalized Lease Obligation, by the Company or a Restricted Subsidiary after the Closing Date.

                  "Tested Transaction" has the meaning stated in the definition of "United States Dollar Equivalent".

                  "Trade Payables" means any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by the Company or any of its Restricted Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods and services.

                  "Transaction Date" means, with respect to the Incurrence of any Indebtedness by the Company or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and with respect to any Restricted Payment, the date such Restricted Payment is to be made.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended as in force at the date as of which this Indenture was executed, except as provided in Section 905.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect in New York State.

                  "United States Dollar Equivalent" means, with respect to any monetary amount in a currency other than the United States dollar, at any time for the determination thereof, the amount of United States dollars obtained by converting such foreign currency involved in such computation into United States dollars at the spot rate for the purchase of United States dollars with the applicable foreign currency as quoted by Reuters at approximately 11:00 a.m. (New York City time) on the date not more than two business days prior to such determination. For purposes of determining whether any Indebtedness can be incurred (including Permitted Indebtedness), any Investment can be made and any transaction described in Section 1015 can be undertaken (a "Tested Transaction"), the United States Dollar Equivalent of such Indebtedness,
Investment or transaction described in Section 1015 will be determined on the date Incurred, made or undertaken and no subsequent change in the United States Dollar Equivalent shall cause such Tested Transaction to have been Incurred, made or undertaken in violation of this Indenture.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary; provided that (A) that the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, that such designation would be permitted under Section 1012, and such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company; provided that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness under the first paragraph of Section 1011 and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers'
Certificate certifying that such designation complied with the foregoing provisions.

                  "Unrestricted Subsidiary Indebtedness" means Indebtedness of any Unrestricted Subsidiary (i) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company or any such Restricted Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness) and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare, a default on such Indebtedness of the Company or any Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

                  "U.S.  Government  Obligations"  has the meaning  specified in
Section 1304.

                  "U.S. Person" has the meaning given to such term in Regulation S under the Securities Act.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  "Warrant Agreement" means the Warrant Agreement, dated as of May 21, 1998, between the Company and First Union National Bank, as Warrant Agent.

                  "Warrants" means warrants to purchase (subject to adjustment in certain instances) an aggregate of 200,226 shares of common stock of the Company, to be issued to the Warrant Agreement.

                  "Wholly Owned," with respect to any Subsidiary, means a Subsidiary of the Company if all of the outstanding Capital Stock in such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) is owned by the Company or one or more Wholly Owned Subsidiaries of the Company.

                  SECTION 102.  Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 103.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104.  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

                  (c) The principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Register.

                  (d) If the Company shall solicit from the Holders of Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by, the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 105.  Notices, Etc., to Trustee, Company.

                  Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 106.  Notice to Holders; Waiver.

                  Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

                  SECTION 107.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 108.  Successors and Assigns.

                  All covenants and agreements made by the Company set forth in this Indenture shall bind its successors and assigns, whether so expressed or not.

                  SECTION 109.  Separability Clause.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 110.  Benefits of Indenture.

                  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Notes Registrar and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 111.  Governing Law.

                  This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York. Upon the issuance of Exchange Notes, if any, or the effectiveness of the Shelf Registration Statement, this Indenture will be subject to these provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. Each of the parties hereto submits to the jurisdiction of the U.S. federal and any New York state court located in the Borough of Manhattan, The City and State of New York with respect to any actions brought against it as defendant in any suit, action or proceeding arising out of or relative to this Indenture or the Notes and waives any rights to which it may be entitled on account of place of residence or domicile.

                  SECTION 112.  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity or Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

                                   ARTICLE TWO

                                   NOTE FORMS

                  SECTION 201.  Forms Generally.

                  The Notes and the Trustee's certificate of authentication shall be substantially in the form annexed hereto as Exhibit A with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange agreements to which the Company is subject or usage. The Company shall approve the form of the Notes and any notation, legend or endorsement on the Notes. Each Note shall be dated the date of its authentication.

                  The terms and provisions contained in the form of the Notes annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Notes offered and sold to "qualified institutional buyers" ("Qualified Institutional Buyers" or "QIBs") as defined in and in reliance on Rule 144A under the Securities Act shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Exhibit A (the "Rule 144A Global Notes"), registered in the name of the Depositary or the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

                  Notes offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued initially in the form of one or more temporary global Notes ("Regulation S Temporary Global Note") in registered form substantially in the form set forth in Exhibit A, registered in the name of the Depositary or the nominee of the Depositary for credit to the subscribers' respective accounts at Euroclear and CEDEL, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. At any time on or after the later of (x) the Separation Date and (y) June 29, 1998, (the "Restricted
Period"), upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit B hereto, one or more permanent global Notes in registered form substantially in the form set forth in Exhibit A (the "Regulation S Permanent Global Notes"; and together with the Regulation S Temporary Global Notes, the "Regulation S Global Notes"), duly executed by the Company and authenticated by the Trustee as hereinafter provided, shall be deposited with the Trustee, as custodian for the Depositary, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Regulation S Temporary Global Note in an amount equal to the principal amount of the beneficial interest in the Regulation S Temporary Global Note transferred. During the Restricted Period, beneficial interests in the Regulation S Temporary Global Note may be held only through Euroclear or CEDEL (as indirect participants in the depository).

                  Notes issued pursuant to Section 312 in exchange for interests in Rule 144A Global Notes shall be issued in the form of permanent certificated Notes in registered form in substantially the form set forth in Exhibit A (the "Rule 144A Certificated Notes"). Notes issued pursuant to Section 312 in exchange for interests in the Regulation S Global Notes shall be in the form of permanent certificated Notes in registered form substantially in the form set forth in Exhibit A (the "Regulation S Certificated Notes").

                  The Regulation S Certificated Notes and Rule 144A Certificated Notes are sometimes collectively herein referred to as the "Certificated Notes". The Rule 144A Global Notes and the Regulation S Global Notes are sometimes collectively referred to herein as the "Global Notes". Ownership of beneficial interests in Global Notes will be limited to Participants or Indirect Participants.

                  The definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  SECTION 202.  Restrictive Legends.

                  Unless and until a Note is exchanged for an Exchange Note in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, Rule 144A Global Notes, Regulation S Temporary Global Notes and each Rule 144A Certificated Note shall bear the following legend (the "Private Placement Legend") on the face thereof:

         THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS
         NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF

         THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE") OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF
         REGULATION  S UNDER  THE  SECURITIES  ACT OR (E)  PURSUANT  TO  ANOTHER
         AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER, IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  Until the Separation Date, each Note also shall bear the following legend (the "Separability Legend"):

         UNTIL THE SEPARATION DATE (AS DEFINED), THIS NOTE HAS BEEN ISSUED AS, AND MUST BE TRANSFERRED AS, A UNIT TOGETHER WITH THE

         ASSOCIATED WARRANTS TO PURCHASE COMMON STOCK OF THE COMPANY. EACH UNIT CONSISTS OF $1,000 PRINCIPAL AMOUNT OF NOTES AND A WARRANT TO PURCHASE
         1.25141 SHARES OF COMMON STOCK OF THE COMPANY, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE WARRANT AGREEMENT PURSUANT TO WHICH THE WARRANTS HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST.

                  Each Global Note, whether or not an Exchange Note, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED, BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 311 AND 312 OF THE INDENTURE.

                                  ARTICLE THREE

                                    THE NOTES

                  SECTION 301.  Title and Terms.

                  The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $160,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 303, 304, 305, 306, 906, 1010, 1017 or 1108.

                  The Initial Notes shall be known and designated as the "12% Senior Notes due 2008" of the Company and the Exchange Notes shall be known and designated as the "12% Series A Senior Notes due 2008" of the Company. The Stated Maturity of the principal of the Notes shall be May 15, 2008 and they shall bear interest at the rate of 12% per annum, payable on May 15 and November 15 of each year, commencing on November 15, 1998, until the principal thereof is paid or duly provided for. Interest on the Notes will accrue from the most recent Interest Payment Date for which interest has been paid or, if no interest has been paid, from the Issue Date.

                  The principal of (and premium and Liquidated Damages, if any) and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose pursuant to Section 1002, or, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Register; provided that all payments with respect to the Global Notes and Certificated Notes the Holders of which have given wire transfer instructions to the Company will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

                  The Notes shall be redeemable as provided in Article Eleven.

                  SECTION 302.  Denominations.

                  The Notes shall be issuable only in fully registered form, without coupons, and only in denominations of $1,000 in principal amount and any integral multiple thereof.

                  SECTION 303.  Execution, Authentication, Delivery and Dating.

                  The Notes shall be executed on behalf of the Company by its chairman, its president, chief financial officer or any Vice President. The signature of any of these officers on the Notes may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Notes.

                  Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Initial Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Initial Notes directing the Trustee to authenticate the Notes and certifying that all conditions precedent to the issuance of Notes contained herein have been fully complied with, and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instruction as may be described therein, authenticate and deliver such Notes as in this Indenture provided and not otherwise. The Trustee shall, upon receipt of a Company Order, authenticate for original issue Exchange Notes in an aggregate principal amount not to exceed $160,000,000; provided that such Exchange Notes shall be issuable only upon the valid surrender for cancellation of Initial Notes of a like aggregate principal amount in accordance with an Exchange Offer pursuant to the Registration Rights Agreement and a Company Order for the authentication of such securities certifying that all conditions precedent to the issuance have been complied with (including the effectiveness of a registration statement related thereto). In each case, the Trustee shall be entitled to receive an Officer's Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Notes. Such order shall specify the amount of Notes to be authenticated and the date on which the original issue of Initial Notes or Exchange Notes is to be authenticated.

                  Each Note shall be dated the date of its authentication.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, substantially in the form provided for in Exhibit A, duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety in a transaction or a series of transactions to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

                  SECTION 304.  Temporary Notes.

                  Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Company shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 1002 without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

                  SECTION  305.  Registration,   Registration  of  Transfer  and
Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Registrar") for the purpose of registering Notes and transfers of Notes as herein provided.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations of a like aggregate principal amount.

                  At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive; provided that no exchange of Initial Notes for Exchange Notes shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission, the Trustee shall have received an Officer's Certificate confirming that the Exchange Offer Registration Statement has been declared effective by the Commission and the Initial Notes to be exchanged for the Exchange Notes shall be cancelled by the Trustee.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed and be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906, 1010, 1017 or 1108 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the selection of Notes to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes.

                  If (i) any mutilated Note is  surrendered  to the Trustee,  or
(ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

                  Upon the issuance of any new Note under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Note issued pursuant to this Section 306 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 307.  Payment of Interest; Interest Rights Preserved.

                  Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note (or Predecessor Notes) is registered at the close of business on the Regular Record Date (or if a Predecessor Note is outstanding on such Regular Record Date, such Predecessor Note) for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002 or, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear on the Register; provided that all payments with respect to Global Notes and Certificated Notes the Holders of which have given wire transfer instructions to the Company will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Notes (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                           (1) The  Company  may  elect to make  payment  of any
                  Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date ("Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106 not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                           (2) The  Company  may make  payment of any  Defaulted
                  Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given in writing by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section 307, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                  SECTION 308.  Persons Deemed Owners.

                  Prior to the due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 309.  Cancellation.

                  All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to, and promptly cancelled by, the Trustee. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Notes be returned to it after being appropriately designated as cancelled.

                  SECTION 310.  Computation of Interest.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 311.  Book-Entry Provisions for Global Notes.

                  (a) Each Global Note initially shall (i) be registered in the name of the Depositary for such Global Notes or the nominee of such Depositary,
(ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

                  Except as provided in Section 311(b), owners of beneficial interests in the Global Notes will not have Notes registered in their names, will not receive physical delivery of Notes in certificated form and will not be considered the registered owner or Holder thereof under this Indenture for any purpose.

                  Members of, or Participants in, the Depositary shall have no rights under this Indenture with respect to any Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Note. The registered Holder of a Global Note may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                  (b)  Interests  of  beneficial  owners in a Global Note may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 312. Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, a nominee of the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 312 hereof. Rule 144A Certificated Notes and Regulation S Certificated Notes shall be transferred to beneficial owners in exchange for their beneficial interests in the Rule 144A Global Note(s) or the Regulation S Global Note(s), as the case may be, if (i) the Depositary (A) notifies the Company that it is unwilling or unable to continue as depository for the Global Notes and the Company thereupon fails to appoint a successor depository or (B) has ceased to be a clearing agency registered under the Exchange Act; (ii) there shall have occurred and be continuing an Event of Default with respect to the Notes; or (iii) the Company, at its option, notifies the Trustee in writing that it elects to cause issuance of the Notes in certificated form; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Certificated Notes prior to (x) the end of the Restricted Period and
(y) receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit B hereto. In connection with a transfer of an entire Global Note to beneficial owners pursuant to clause (i), (ii) or (iii) of this paragraph (b), the applicable Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the applicable Global Note, an equal aggregate principal amount of Rule 144A Certificated Notes (in the case of the Rule 144A Global Note) or Regulation S Certificated Notes (in the case of the Regulation S Global Note), as the case may be, of authorized denominations.

                  (c) Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

                  (d) Any Rule 144A Certificated Note delivered in exchange for an interest in the Rule 144A Global Note pursuant to paragraph (b) of this Section shall, unless such exchange is made on or after the date which is two years following the date hereof, or such shorter period of time as permitted under Rule 144(k) under the Securities Act, and except as otherwise provided in
Section 312, bear the Private Placement Legend.

                  SECTION 312.  Transfer Provisions.

                  Unless and until a Note is exchanged for an Exchange Note in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

                  (a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Rule 144A Certificated Note or an interest in the Rule 144A Global Note to a QIB (excluding Non-U.S. Persons):

                             (i) If the Note to be  transferred  consists of (x)
                  Rule 144A Certificated Notes, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account (or an account with respect to which it exercises sole investment discretion) and that each of it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the Rule 144A Global Note, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary.

                            (ii) If the proposed  transferee  is a  Participant,
                  and the Note to be transferred consists of Rule 144A Certificated Notes, upon receipt by the Registrar of the documents referred to in clause (i)(x) and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global Note in an amount equal to the principal amount of the Rule 144A Certificated Notes to be transferred, and the Trustee shall cancel the Rule 144A Certificated Note so transferred.

                  (b) Transfers of Interests in the Regulation S Temporary Global Note to QIBs. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Regulation S Temporary Global Note:

                             (i) The  Registrar  shall  register the transfer of
                  any Note (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto or
                  (y) if the  proposed  transferee  is a QIB  and  the  proposed transferor has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware  that the  transferor  is  relying  upon  its  foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                            (ii) If the proposed  transferee  is a  Participant,
                  upon receipt by the Registrar of the documents referred to in clause (i)(x) above and instructions given in accordance with the Depositary's and the Registrar's procedures, the

                  Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global
                  Note in an amount equal to the principal amount of the Regulation S Temporary Global Note to be transferred, and the Trustee shall decrease the amount of the Regulation S Temporary Global Note.

                  (c) Transfers of Interests in the Regulation S Permanent Global Note or Regulation S Certificated Notes to U.S. Persons. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Regulation S Permanent Global Note or Regulation S Certificated Notes to U.S. Persons:

                             (i) The  Registrar  shall  register the transfer of
                  any such Note without requiring any additional certification.

                            (ii) (A) If the proposed transferor is a Participant
                  holding a beneficial interest in the Regulation S Permanent Global Note, upon receipt by the Registrar of instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Regulation S Permanent Global Note in an amount equal to the principal amount of the beneficial interest in the Regulation S Permanent Global Note to be transferred, and (B) if the proposed transferee is a Participant, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global Note in an amount equal to the principal amount of the Regulation S Certificated Notes or the Regulation S Permanent Global Note, as the case may be, to be transferred, and the Trustee shall cancel the Certificated Note, if any, so transferred or decrease the amount of the Regulation S Permanent Global Note.

                  (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Note to a Non-U.S. Person:

                             (i) Prior to the later of (x) the  Separation  Date
                  and (y) June 29, 1998, the Registrar shall register any proposed transfer of a Note to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit C hereto from the proposed transferor.

                            (ii) On and after  the  later of (x) the  Separation
                  Date and (y) June 29, 1998, the Registrar shall register any proposed transfer to any Non-U.S. Person if the Note to be transferred is a Rule 144A Certificated Note or an interest in the

                  Rule  144A  Global  Note,   upon  receipt  of  a   certificate
                  substantially in the form of Exhibit C hereto from the proposed transferor.

                           (iii) (A) If the proposed transferor is a Participant
                  holding a beneficial interest in the Rule 144A Global Note, upon receipt by the Registrar of the documents, if any, required by paragraph (ii) and instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Note in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Note to be transferred, and
                  (B) if the proposed transferee is a Participant, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global
                  Note in an amount equal to the principal amount of the Rule 144A Certificated Notes or the Rule 144A Global Note, as the case may be, to be transferred, and the Trustee shall cancel the Certificated Note, if any, so transferred or decrease the amount of the Rule 144A Global Note.

                  (e) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless either (i)(A) the circumstances contemplated by the fourth paragraph of Section 201 or
         Section 312(d)(ii) exist or (B) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (f) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it shall transfer such Note only as provided in this Indenture. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act;

         provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 311 or this Section
312. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  SECTION 313.  Separation of Notes and Warrants.

                  (a) Prior to the Separation Date, no Notes may be sold, assigned or otherwise transferred to any Person unless, simultaneously with such transfer, the Trustee receives confirmation from the Warrant Agent for the Warrants that the Holder of the Notes has requested a transfer of the related Warrants to the same transferee.

                  (b) On or after the Separability Date, the Holder of a Note containing a Separability Legend may surrender such Note accompanied by a written application to the Trustee, duly executed by the Holder, for a new Note or Notes not containing a Separability Legend. Whether or not the Holder obtains a new Note, from and after the Separability Date, the Separability Legend shall have no further force and effect.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                  SECTION 401.  Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect as to all Outstanding Notes (except as to surviving rights of registration of transfer or exchange of the Notes, as expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                  (1)           either:

                  (A) All Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or repaid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all Notes not theretofore delivered to the Trustee for cancellation (other than Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 306)

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) and (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose in an amount sufficient to pay and discharge the entire Indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any), accrued interest and Liquidated Damages, if any, on the Notes to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with irrevocable written instructions from the Company directing the Trustee to apply such funds to the payment thereof at Stated Maturity or redemption, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                  SECTION 402.  Application of Trust Money.

                  On or prior to the effective date of this Indenture, the Trustee shall establish a segregated, non-interest bearing corporate trust account (the "Payment Account") maintained by the Trustee for the benefit of the Holders in which all amounts paid to the Trustee for the benefit of the Holders in respect of the Notes will be held (except for amount designated to be deposited into the Pledge Account) and from which the Trustee (if the Trustee is the Paying Agent) shall make payments to the Holders in accordance with this Indenture and the Notes. Subject to the provisions of the last paragraph of
Section 1003, all money deposited with the Trustee pursuant to Section 401 and otherwise pursuant to this Indenture shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

                  SECTION 501.  Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of interest or Liquidated Damages, if any, on any Note when due and payable as to any Interest Payment Date falling on or prior to May 15, 2001; or

                  (2) default in the payment of interest or Liquidated Damages, if any, on any Note when due and payable as to any Interest Payment Date following after May 15, 2001, and any such failure continues for a period of 30 days; or

                  (3) default in the payment of the principal of (or premium, if any, on) any Note at its Stated Maturity, upon acceleration, redemption or otherwise; or

                  (4) default in the payment of principal or interest or Liquidated Damages, if any, on any Note required to be purchased pursuant to an Excess Proceeds Offer as described in Section 1017 or pursuant to a Change of Control Offer as described in Section 1010; or

                  (5)      failure  to  perform or comply with the provisions of
         Section 801; or

                  (6) default in the performance or breach of any covenant or agreement of the Company in this Indenture or under the Notes (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 30 consecutive days after there has been given to the Company by the Trustee or the Holders of at least 25.0% or more in aggregate principal amount of the Notes then Outstanding a written notice specifying such default or breach; or

                  (7) (A) there shall have occurred with respect to any issue or issues of Indebtedness of the Company or any Restricted Subsidiary having an outstanding principal amount of $5.0 million or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (I) an event of default that has caused the Holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled by the expiration of any applicable grace period and/or (II) the failure to make a principal payment at the final (but not any interim) fixed Maturity Date thereon and such defaulted payment shall not have been made, waived or extended by the expiration of any applicable grace period; or

                  (8) any final judgment or order (not covered by insurance) for the payment of money in excess of $5.0 million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company or any Restricted Subsidiary and shall not be paid or discharged, and there shall be any period of 30 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $5.0 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (9) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company or any of its Significant Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect,
         (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any of its Significant Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Significant Subsidiaries or (C) the winding up or liquidation of the affairs of the

         Company or any of its Significant Subsidiaries and, in each case, such decree or order shall remain unstayed and in effect for a period of 30 consecutive days; or

                  (10) the Company or any of its Significant Subsidiaries (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law,
         (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any of its Significant Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Significant Subsidiaries or (C) effects any general assignment for the benefit of creditors; or

                  (11) the Company asserts in writing that the Pledge Agreement ceases to be in full force and effect before payment in full of the obligations thereunder.

                  SECTION  502.   Acceleration   of  Maturity:   Rescission  and
Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 501(9) or 501(10)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes Outstanding, by a notice in writing to the Company (and to the Trustee if such notice given by such Holders), may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued but unpaid interest and Liquidated Damages, if any, on all the Notes to be immediately due and payable. Upon any such declaration of acceleration, such principal of, premium, if any, accrued interest and Liquidated Damages, if any, shall become immediately due and payable. If an Event of Default specified in Section 501(9) or 501(10) occurs, then the principal of, premium, if any, accrued interest and Liquidated Damages, if any, shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after a declaration of acceleration has been made, the Holders of at least a majority in aggregate principal amount of the Notes Outstanding, by written notice to the Company and the Trustee, may waive all past defaults and rescind and annul such declaration and its consequences if:

                  (1) all existing Events of Default, other than the nonpayment of amounts of principal of, premium, if any, accrued and unpaid interest and Liquidated Damages, if any, on the Notes which have become due solely by such declaration of acceleration, have been cured or waived (subject to the limitations set forth in Section 513); and

                  (2) the rescission, in the Opinion of Counsel, would not conflict with any judgment or decrees of a court of competent jurisdiction.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Notwithstanding the preceding paragraph, in the event a declaration of acceleration in respect of the Notes because an Event of Default specified in Section 501(7) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the default triggering such Event of Default has been remedied or cured by the Company and/or the relevant Significant Subsidiaries or waived by the Holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto.

                  SECTION  503.   Collection  of  Indebtedness   and  Suits  for
Enforcement by Trustee.

                  The Company covenants that if

                  (a) default is made in the payment of any installment of interest and Liquidated Damages, if any, on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof,

the Company shall pay to the Trustee for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, and (Liquidated Damages, if any) and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest and Liquidated Damages, if any, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee or any predecessor Trustee.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 504.  Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, interest or Liquidated Damages, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium and Liquidated Damages, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents and take other actions as the Trustee may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee or any Predecessor Trustee under Section 606.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 505. Trustee May Enforce Claims Without Possession of Notes.

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

                  SECTION 506.  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any, or Liquidated Damages, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all  amounts  due the Trustee  under
         Section 606;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest (and Liquidated Damages, if any) on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium and Liquidated Damages, if any) and interest, respectively; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

                  SECTION 507.  Limitation on Suits.

                  Except to enforce the right to receive payment of principal or premium, if any, or interest or Liquidated Damages, if any, when due, no Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless the following conditions have been met:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to pursue the remedy in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee has failed to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity; and

                  (5) during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority or more in aggregate principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in such Note of the principal of (and premium, if any) and (subject to Section 307) accrued interest (and Liquidated Damages, if any) on the Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment on or after such Stated Maturity, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 509.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 510.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 511.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 512.  Control by Holders.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                  (1) the Trustee need not take any action that conflicts with law or this Indenture, which might involve the Trustee in personal liability or which, in the good faith determination of the Trustee, may be unduly prejudicial to rights Holders not joining in the giving of such direction, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 513.  Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

                  (1) in respect of the payment of the principal of (or premium or Liquidated Damages, if any) or interest on any Note, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 514.  Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

                  SECTION 601.  Notice of Defaults.

                  Within 90 days after the occurrence of any Default hereunder known to the Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder of the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(7), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                  In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  SECTION 602.  Certain Rights of Trustee.

                  Subject to the provisions of TIA Sections 315(a) through 315(d):

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, require and rely upon an Officer's Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against any loss, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (9) any permissive right or power available to the Trustee under this Indenture or any supplement hereto shall not be construed to be a mandatory duty or obligation;

                  (10) the Trustee shall not be charged with knowledge of any matter (including any default, other than as described in Section 501(1), (2) or (3)) unless and except to the extent actually known to a Responsible Officer of the Trustee or to the extent written notice thereof is received by the Trustee at the Corporate Trust Office; and

                  (11) the Trustee shall have no liability for any inaccuracy in the books or records of, or for any actions or omissions of, DTC, Euroclear or CEDEL or any depository acting on behalf of any of them.

                  The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  The Trustee shall not be required to examine any of the reports and documents filed with it pursuant to Sections 703 or 1009 to determine whether or not the Company is in compliance with the covenants set forth at Sections 1010 through 1021.

                  SECTION 603. Trustee Not Responsible for Recitals or Issuance of Notes.

                  The recitals contained in this Indenture and in the Notes, except for the Trustees certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T- 1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

                  SECTION 604.  May Hold Notes.

                  The Trustee, any Paying Agent, any Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

                  SECTION 605.  Money Held in Trust.

                  Money held by the Trustee in trust hereunder shall be segregated from other funds. The Trustee shall be under no liability for interest on any money received by it hereunder.

                  SECTION 606.  Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder and under the Pledge Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture and under the Pledge Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

                  (3) to indemnify the Trustee and its officers, directors, employees, attorneys-in-fact and agents for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance and administration of its duties under the Pledge Agreement or the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Notes.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or (9), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law; provided, however, that if any such amounts are not paid as expenses of administration, they may be collected by the Trustee as amounts payable to it pursuant to Section 506.

                  The   provisions   of  this  Section  606  shall  survive  the
termination of this Indenture.

                  SECTION 607.  Corporate Trustee Required; Eligibility.

                  There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50 million. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 607, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION  608.   Resignation   and  Removal;   Appointment   of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                  (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 609.  Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 610. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided such corporation shall be otherwise qualified and eligible under this Article), without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SEVEN

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 701.  Disclosure of Names and Addresses of Holders.

                  Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                  SECTION 702.  Reports by Trustee.

                  Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Notes, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

                  SECTION 703.  Reports by Company.

                  The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section  15(d)  of the  Securities  Exchange  Act of 1934;  or,  if the
         Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs
         (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with, or merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions) to, any Person or permit any Person to merge with or into the Company and the Company shall not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and its Restricted Subsidiaries, taken as a whole, to any other Person or Persons, unless:

                  (1) either (A) the Company shall be the  continuing  Person or
         (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company (i) shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and (ii) shall expressly assume, by an indenture supplemental hereto, duly executed and delivered to the Trustee, all of the obligations of the Company with respect to all the Notes and under this Indenture;

                  (2) immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred and be continuing;

                  (3) immediately after giving effect to such transaction on a pro forma basis, the Company, or any Person becoming the successor obligor of the Notes, shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                  (4) immediately after giving effect to such transaction on a pro forma basis, the Company, or any Person becoming the successor obligor of the Notes, as the case may be, could Incur at least $1.00 of Indebtedness under paragraph (a) of Section 1011; and

                  (5) the Company delivers to the Trustee an Officer's Certificate (attaching the arithmetic computations to demonstrate compliance with clauses (3) and (4) above) and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided, however, that clauses (3) and (4) above shall not apply if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of the Company; provided further that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations; provided further that clauses (3), (4) and (5) above shall not apply to the Reorganization.

                  SECTION 802.  Successor Substituted.

                  Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Notes and may be dissolved and liquidated.

                  SECTION 803.  Notes to Be Secured in Certain Events.

                  If, upon any such consolidation of the Company with, or merger of the Company into, any other corporation, or upon any conveyance, lease or transfer of the property of the Company substantially as an entirety to any other Person, any property or assets of the Company would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 1016 without equally and ratably securing the Notes, the Company, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will, as to such property or assets, secure the Notes Outstanding (together with, if the Company shall so determine any other Indebtedness of the Company now existing or hereinafter created which is not subordinate in right of payment to the Notes) equally and ratably with (or prior to) the Indebtedness which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such property or assets by such Lien, or shall cause such Notes to be so secured.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                  SECTION  901.  Supplemental   Indentures  Without  Consent  of
Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Notes; or

                  (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default; or

                  (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of
         Section 609; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests  of the Holders in
         any material respect,    or

                  (6) to  secure  the  Notes  pursuant  to the  requirements  of
         Section 803 or Section 1016 or otherwise.

                  SECTION 902.  Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the Stated Maturity of the principal of, or any installment of interest on, any Note;

                  (ii) reduce the principal amount of, or premium, if any, or interest on any Note or extend the time for payment of interest on, or alter the redemption provisions of, any Note;

                  (iii) change the place or currency of payment of principal of, or premium, if any, or interest on any Note;

                  (iv) impair the right of any Holder to receive payment of, principal of and interest on such Holder's Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or after the Stated Maturity (or, in the case of a redemption, on or after the Redemption Date) of any Note;

                  (v) reduce the percentage of Outstanding Notes the consent of whose Holders is necessary to modify, amend, waive, supplement or consent to take any action under this Indenture or the Notes;

                  (vi) waive a default in the payment of principal of, premium, if any, or accrued and unpaid interest or Liquidated Damages, if any, on the Notes;

                  (vii) reduce or change the rate or time for payment of interest on the Notes;

                  (viii) reduce or change the rate or time for payment of Liquidated Damages, if any;

                  (ix) modify any provisions of any Guarantees in a manner adverse to the Holders; or

                  (x) modify any provisions of this Section 902 or Sections 513 and 1022, except to increase the percentage or aggregate principal amount of Outstanding Notes the consent of whose holders is necessary for waiver of compliance with this Indenture or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 903.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustees own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 904.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 905.  Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 906.  Reference in Notes to Supplemental Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and upon Company Order authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                  SECTION 907.  Notice of Supplemental Indentures.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Note affected thereby, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE TEN

                                    COVENANTS

                  SECTION 1001. Payment of Principal, Premium, if Any, and Interest.

                  The Company covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of (and premium, if any) and interest (and Liquidated Damages, if any) on the Notes in accordance with the terms of the Notes and this Indenture.

                  SECTION 1002.  Maintenance of Office or Agency.

                  The Company shall maintain, in The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The office of the Trustee located at 40 Broad Street, 5th Floor, Suite 550, New York, New York 10004 shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. In addition, the Company shall maintain an office or agency where the Notes may be presented or surrendered for payment (which shall be the Corporate Trust Office of the Trustee, unless the Company shall designate and maintain some other office or agency for one or more such purposes). The Company shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If, at any time, the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

                  SECTION 1003.  Money for Note Payments to Be Held in Trust.

                  If the Company shall, at any time, act as its own Paying Agent, it shall, on or before each due date of the principal of (or premium or Liquidated Damages, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium or Liquidated Damages, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee in writing of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for the Notes, it shall, on or before each due date of the principal of (or premium, if any) or interest (or Liquidated Damages, if any) on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium and Liquidated Damages, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee in writing of such action or any failure so to act.

                  The Company shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this
Section 1003, that such Paying Agent shall:

                  (1) hold all sums held by it for the payment of the principal of (and premium and Liquidated Damages, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest (and Liquidated Damages, if any) on the Notes; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium or Liquidated Damages, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium, interest or Liquidated Damages has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

                  SECTION 1004.  Corporate Existence.

                  Subject to Article Eight and the Reorganization, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Significant Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 1005.  Payment of Taxes and Other Claims.

                  The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would be expected to by law become a lien (other than a Permitted Lien) upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 1006.  Maintenance of Properties.

                  The Company shall cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  SECTION 1007.  Insurance.

                  The Company shall at all times keep all of its and its Subsidiaries properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

                  SECTION 1008.  Statement by Officers as to Default.

                  (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officer's Certificate from the principal executive officer, principal financial officer or principal accounting officer to the effect that a review has been conducted of the activities of the Company and the Company's performance under this Indenture, and that the Company has fulfilled its obligations thereunder or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the Holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $1,000,000) the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officer's Certificate specifying such event, notice or other action within five Business Days of its occurrence.

                  (c) When any Registration Default (as defined in the Registration Rights Agreement) occurs, the Company shall immediately deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officer's Certificate specifying the nature of such Registration Default. In addition, the Company shall deliver to the Trustee on each Interest Payment Date during the continuance of a Registration Default and on the Interest Payment Date following the cure of a Registration Default, an Officer's Certificate specifying the amount of Liquidated Damages which have accrued and which are then owing under the Registration Rights Agreement.

                  SECTION 1009.  Provision of Financial Statements and Reports.

                  (a) After the Company has completed the Exchange Offer, the Company shall file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or 15 of the Exchange Act. All such annual reports shall include the geographic segment financial information contemplated by Item 101(d) of Regulation S-K under the Securities Act, and all such quarterly reports shall provide the same type of interim financial information that, as of the date of this Indenture, is the Company's practice to provide.

                  (b) The Company shall also be required (i) to file with the Trustee, and provide to each Holder, without cost to such Holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required and (ii) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's cost copies of such reports and documents to any prospective Holder promptly upon request.

                  SECTION 1010.  Repurchase of Notes upon Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to repurchase such Holder's Notes in whole or in part (the "Change of Control Offer"), at a purchase price (the "Purchase Price") in cash in an amount equal to 101.0% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase (subject to the right of Holders of record to receive interest on the relevant Interest Payment Date) (the "Change of Control Payment") in accordance with the procedures set forth in paragraphs (c) and (d) of this Section.

                  (b)      [Reserved]

                  (c) Within 30 days following any Change of Control, the Company shall give to each Holder and the Trustee in the manner provided in
Section 106 a written notice stating:

                  (i) that a Change of Control has occurred, that the Change of Control Offer is being made pursuant to this Section 1010 and that all Notes validly tendered will be accepted for payment;

                  (ii) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

                  (iii) the Purchase Price and date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Change of Control Payment Date");

                  (iv) that any Note not tendered will continue to accrue interest pursuant to its terms;

                  (v) that, unless the Company defaults in the payment of the Change of Control Payment, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest and Liquidated Damages, if any, on and after the Change of Control Payment Date;

                  (vi) that Holders electing to have any Note or portion thereof purchased pursuant to the Change of Control Offer will be required to surrender such Note, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of such Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Change of Control Payment Date;

                  (vii) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased; and

                  (viii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount of $1,000 or integral multiples thereof.

                  (d)      [Reserved].

                  (e) On the Change of Control Payment Date, the Company shall:

                  (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer;

                  (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so accepted; and

                  (iii) deliver, or cause to be delivered, to the Trustee, all Notes or portions thereof so accepted together with an Officer's Certificate specifying the Notes or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail, to the Holders so accepted, payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Note equal in principal amount to any unpurchased portion of the Notes surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount of $1,000 or integral multiples thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section 1010, the Trustee shall act as Paying Agent.

                  The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes a Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

                  The Company shall comply with Rule 14e-1 under the Exchange Act and any other rules and regulations thereunder to the extent such rules and regulations are applicable in the event that a Change of Control occurs and the Company is required to repurchase the Notes under this Section 1010.

                  SECTION 1011. Limitation on Indebtedness and Preferred Stock of Subsidiaries.

                  (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, Incur any Indebtedness or, in the case of Restricted Subsidiaries, issue or have outstanding Preferred Stock (other than Acquired Preferred Stock); provided, however, that the Company may Incur Indebtedness if, immediately thereafter, the ratio of (i) the aggregate principal amount (or accreted value, as the case may be) of Indebtedness of the Company and its
Restricted Subsidiaries on a consolidated basis outstanding as of the Transaction Date to (ii) the Pro Forma Consolidated Cash Flow for the preceding two full fiscal quarters multiplied by two, determined on a pro forma basis as if any such Indebtedness had been Incurred and the proceeds thereof had been applied at the beginning of such two fiscal quarters, would be greater than zero and less than 5.0 to 1.

                  (b) The foregoing limitations of paragraph (a) of this covenant will not apply to any of the following Indebtedness ("Permitted Indebtedness"), each of which shall be given independent effect:

                   (i)    Indebtedness of the Company evidenced by the Notes;

                  (ii) Indebtedness of the Company or any Restricted Subsidiary outstanding on the Issue Date;

                  (iii) Indebtedness of the Company or any Restricted Subsidiary under one or more Credit Facilities, in an aggregate principal amount at any one time outstanding not to exceed the greater of (x) $50.0 million and (y) 85.0% of Eligible Accounts Receivable;

                  (iv) Indebtedness of the Company or any Restricted Subsidiary Incurred to finance the cost (including the cost of design, development, construction, acquisition, licensing, installation or integration) of Telecommunications Assets;

                   (v) Indebtedness of a Restricted Subsidiary owed to and held by the Company or another Restricted Subsidiary, except that (A) any transfer of such Indebtedness by the Company or a Restricted Subsidiary (other than to the Company or another Restricted Subsidiary) and (B) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary which is owed Indebtedness by another Restricted Subsidiary shall, in each case, be an Incurrence of Indebtedness by such Restricted Subsidiary, subject to the other provisions of this Indenture;

                  (vi) Indebtedness of the Company owed to and held by a Restricted Subsidiary which is unsecured and subordinated in right to the payment and performance to the obligations of the Company under this Indenture and the Notes, except that the limitations of paragraph
         (a) of this Section 1011 shall apply to such Indebtedness at such time as (A) any transfer of such Indebtedness by a Restricted Subsidiary (other than to another Restricted Subsidiary) and (B) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary which is owed such Indebtedness by the Company, subject to other provisions of this Indenture;

                  (vii) Indebtedness of the Company or a Restricted Subsidiary issued in exchange for, or the net proceeds of which are used to refinance (whether by amendment, renewal, extension or refunding), then outstanding Indebtedness of the Company or a Restricted Subsidiary, other than Indebtedness Incurred under clauses (iii), (v), (vi), (viii), (ix), (xi) and (xii) of this paragraph, and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest and reasonable fees and expenses); provided that such new Indebtedness shall only be permitted under this clause (vii) if: (A) in case the Notes are refinanced in part or the Indebtedness to be refinanced is pari passu with the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made pari passu with, or subordinate in right of payment to, the remaining Notes,
         (B) in case the Indebtedness to be refinanced is subordinated in right of payment to the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new
         Indebtedness is issued or remains outstanding, is expressly made subordinate in right of payment to the Notes at least to the extent that the Indebtedness to be refinanced is subordinated to the Notes and
         (C) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; and provided further that in no event may Indebtedness of the Company be refinanced by means of any Indebtedness of any Restricted Subsidiary pursuant to this clause (vii);

                  (viii) Indebtedness of (x) the Company not to exceed, at any one time outstanding, 2.00 times the Net Cash Proceeds from the issuance and sale, other than to a Subsidiary, of Common Stock (other than Redeemable Stock) of the Company (less the amount of such proceeds used to make Restricted Payments as provided in clause (iii) or (iv) of the second paragraph of Section 1012) and (y) the Company not to exceed,  at  one  time  outstanding,  the  fair  market  value  of  any
         Telecommunications Assets acquired by the Company in exchange for Common Stock of the Company issued after the Issue Date; provided, however, that in determining the fair market value of any such Telecommunications Assets so acquired, if the estimated fair market value of such Telecommunications Assets exceeds (A) $2.0 million (as estimated in good faith by the Board of Directors), then the fair market value of such Telecommunications Assets will be determined by a majority of the Board of Directors of the Company, which determination will be evidenced by a resolution thereof, and (B) $10.0 million (as estimated in good faith by the Board of Directors), then the Company shall deliver to the Trustee a written appraisal as to the fair market value of such Telecommunications Assets prepared by a nationally recognized investment banking or public accounting firm (or, if no such investment banking or public accounting firm is qualified to prepare such an appraisal, by a nationally recognized appraisal firm); and provided further that, except with respect to Acquired Indebtedness, such Indebtedness does not mature prior to the
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                                       80

         Stated Maturity of the Notes and the Average Life of such Indebtedness is longer than that of the Notes;

                  (ix) Indebtedness of the Company or any Restricted  Subsidiary
         (A) in respect of performance, surety or appeal bonds or letters of credit supporting trade payables, in each case provided in the ordinary course of business, (B) under Currency Agreements and Interest Rate Agreements covering Indebtedness of the Company; provided that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder and (C) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

                   (x) Indebtedness of the Company, to the extent that the net proceeds thereof are promptly (A) used to repurchase Notes tendered in a Change of Control Offer or (B) deposited to defease all of the Notes pursuant to Article Thirteen;

                  (xi) Indebtedness of a Restricted Subsidiary represented by a Guarantee of the Notes permitted by and made in accordance with Section 1018; and

                  (xii) Indebtedness of the Company or any Restricted Subsidiary in addition to that permitted to be incurred pursuant to clauses (i) through (xi) above in an aggregate principal amount not in excess of $10.0 million (or, to the extent not denominated in United States dollars, the United States Dollar Equivalent thereof) at any one time outstanding.

                  (c) For purposes of determining any particular amount of Indebtedness under this Section 1011, Guarantees, Liens or obligations with respect to letters of credit and other credit enhancements supporting Indebtedness otherwise included in the determination of such particular amount shall not be included; provided, however, that the foregoing shall not in any way be deemed to limit the provisions of Section 1018. For purposes of determining compliance with this Section 1011, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Company, in its sole discretion may, at the time of such Incurrence, (i) classify such item of Indebtedness under and comply with either of paragraph (a) or (b) of this covenant (or any of such definitions), as applicable, (ii) classify and divide such item of Indebtedness into more than one of such paragraphs (or definitions), as applicable and (iii) elect to comply with such paragraphs (or definitions), as applicable in any order.

                  SECTION 1012.  Limitation on Restricted Payments.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (i) (A) declare or pay any dividend or make any distribution in respect of the Company's Capital Stock to the holders thereof (other than stock splits, dividends or distributions payable solely in shares of Capital Stock (other than Redeemable Stock) of the Company or in options, warrants or other rights to acquire such shares of Capital Stock) or
(B) declare or pay any dividend or make any distribution in respect of the Capital Stock of any Restricted Subsidiary to any Person other than dividends and distributions payable to the Company or any Restricted Subsidiary or to all holders of Capital Stock of such Restricted Subsidiary on a pro rata basis; (ii) purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of the Company (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Person or any shares of Capital Stock of any Restricted Subsidiary (including options, warrants and other rights to acquire such shares of Capital Stock) held by any Affiliate of the Company (other than a wholly owned Restricted Subsidiary) or any holder (or any Affiliate thereof) of 5.0% or more of the Company's Capital Stock; (iii) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company that is subordinated in right of payment to the Notes; or (iv) make any Investment, other than a Permitted Investment, in any Person (such payments or any other actions described in clauses (i) through (iv) being collectively "Restricted Payments") if, at the time of, and after giving effect to, the proposed Restricted Payment:

                          (A) a Default or Event of Default shall have occurred and be continuing;

                          (B) the Company could not Incur at least $1.00 of Indebtedness under paragraph (a) of Section 1011; and

                          (C) the aggregate amount of all Restricted Payments declared or made from and after the Closing Date would exceed the sum of:

                               (1)  Cumulative  Consolidated   Cash  Flow  minus
                          200.0% of Cumulative Consolidated Fixed Charges;

                               (2) 100.0% of the aggregate Net Cash Proceeds from the issue or sale to a Person, which is not a Subsidiary of the Company, of Capital Stock of the Company (other than Redeemable Stock) or of debt securities of the Company which have been converted into or exchanged for such Capital Stock (except to the extent such Net Cash Proceeds are used to Incur new Indebtedness outstanding pursuant to clause (viii) of paragraph (b) of Section 1011); and

                               (3) to the extent any Permitted  Investment  that
                          was made after the Closing Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of
                          (i) the cash return of capital with respect to such Permitted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Permitted Investment.

                  The  foregoing  provision  shall not be violated by reason of:
(i) the payment of any dividend within 60 days after the date of declaration thereof if, at said date of declaration, such payment would comply with the foregoing paragraph; (ii) the redemption, repurchase, defeasance or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Notes including a premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, with the net proceeds of, or in exchange for, Indebtedness Incurred under clause (viii) of paragraph (b) of
Section 1011; (iii) the repurchase, redemption or other acquisition of Capital Stock of the Company in exchange for, or out of the Net Cash Proceeds of a substantially concurrent (A) capital contribution to the Company or (B) issuance and sale of shares of Capital Stock (other than Redeemable Stock) of the Company (except to the extent such proceeds are used to incur new Indebtedness outstanding pursuant to clause (viii) of paragraph (b) of Section 1011); (iv) the acquisition of Indebtedness of the Company which is subordinated in right of payment to the Notes in exchange for, or out of the proceeds of, a substantially concurrent (A) capital contribution to the Company or (B) issuance and sale of shares of the Capital Stock of the Company (other than Redeemable Stock) (except to the extent such proceeds are used to incur new Indebtedness outstanding pursuant to clause (viii) of paragraph (b) of Section 1011); (v) payments or distributions to dissenting stockholders in accordance with applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with Article Eight; (vi) other Restricted Payments not to exceed $2.0 million; and (vii) investments in any Telecommunications Assets acquired in exchange for Capital Stock of the Company (other than Redeemable Stock) issued after the Issue Date or with the Net Cash Proceeds from the concurrent issuance and sale of Capital Stock of the Company (other than Redeemable Stock); provided that, except in the case of clause (i), no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth therein.

                  Each Restricted Payment permitted pursuant to the immediately preceding paragraph (other than the Restricted Payment referred to in clause
(ii) thereof) and the Net Cash Proceeds from any capital contributions to the Company or issuance of Capital Stock referred to in clauses (iii), (iv) and (vii) of the immediately preceding paragraph, shall be included in calculating whether the conditions of clause (C) of the first paragraph of this Section 1012 have been met with respect to any subsequent Restricted Payments. In the event the proceeds of an issuance of Capital Stock of the Company are used for the redemption, repurchase or other acquisition of the Notes, then the Net Cash Proceeds of such issuance shall be included in clause (C) of the first paragraph of this Section 1012 only to the extent such proceeds are not used for such redemption, repurchase or other acquisition of the Notes.

                  SECTION 1013. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

                  So long as any of the Notes are Outstanding, the Company shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to do any one of the following:

                  (i) pay dividends or make any other distributions on any Capital Stock of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary;

                  (ii) pay any Indebtedness owed to the Company or any other Restricted Subsidiary;

                  (iii) make loans or advances to the Company or any other Restricted Subsidiary; or

                  (iv) transfer any of its property or assets to the Company or any other Restricted Subsidiary.

                  The foregoing provisions shall not restrict any encumbrances or restrictions:

                  (i)existing on the Closing Date in this Indenture or any other agreements or instruments in effect on the Closing Date, and any extensions, refinancings, renewals or replacements of such agreements; provided that the encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;

                  (ii) contained in the terms of any Indebtedness or any agreement pursuant to which such Indebtedness was issued (or, in the case of Acquired Preferred Stock, terms of such Acquired Preferred Stock) if the encumbrance or restriction applies only in the event of a default with respect to a financial covenant contained in such Indebtedness or agreement (or, in the case of Acquired Preferred Stock, upon the default in the payment of dividends upon such Acquired Preferred Stock) and such encumbrance or restriction is not materially more disadvantageous to the Holders than is customary in comparable financings (as determined by the Company) and the Company determines that any such encumbrance or restriction will not materially affect the Company's ability to make principal or interest payments on the Notes;

                  (iii) existing under or by reason of applicable law;

                  (iv) existing with respect to any Person or the property or assets of such Person acquired by the Company or any Restricted Subsidiary, existing at the time of such acquisition and not incurred in contemplation thereof, which encumbrances or restrictions are not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired;

                  (v) in the case of clause (iv) of the first  paragraph of this
         Section 1013, (A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is, or is subject to, a lease, purchase mortgage obligation, license, conveyance or contract or similar property or asset, (B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture or (C) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary; or

                  (vi) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary.

                  Nothing contained in this Section 1013 shall prevent the Company or any Restricted Subsidiary from (1) creating, incurring, assuming or suffering to exist any Liens otherwise permitted in Section 1016 or (2) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.

                  SECTION 1014. Limitation on the Issuance and Sale of Capital Stock of Restricted Subsidiaries.

                  The Company shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to issue, transfer, convey, sell, lease or otherwise dispose of any shares of Capital

Stock (including options, warrants or other rights to purchase shares of such Capital Stock) of such or any other Restricted Subsidiary (other than to the Company or a wholly owned Restricted Subsidiary or in respect of any director's qualifying shares or sales of shares of Capital Stock to foreign nationals mandated by applicable law) to any Person unless (A) the Net Cash Proceeds from such issuance, transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 1017, (B) immediately after giving effect to such issuance, transfer, conveyance, sale, lease or other disposition, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and (C) any Investment in such Person remaining after giving effect to such issuance, transfer, conveyance, sale, lease or other disposition would have been permitted to be made under Section 1012 if made on the date of such issuance, transfer, conveyance, sale, lease or other disposition (valued as provided in the definition of "Investment" contained in Section 101); provided, however, that notwithstanding the foregoing, the Company may, and may permit its Restricted Subsidiaries to, issue, transfer, convey, sell or otherwise dispose of Capital Stock (other than Redeemable Stock) (including options, warrants or other rights to purchase shares of such Capital Stock) of such or any other Restricted Cable Subsidiary so long as (x) immediately after such transaction, the Company and/or its Restricted Subsidiaries continue to beneficially own at least a majority of the Voting Stock of such Restricted Cable Subsidiary and (y) the Net Cash Proceeds from such transaction are applied in accordance with the provisions of
Section 1017. For purposes of the foregoing, a "Restricted Cable Subsidiary" shall mean any Restricted Subsidiary of the Company organized after the Closing Date for the purpose of designing, developing, constructing, acquiring, licensing, owning and/or operating fiber optic cable or similar transmission systems used in the telecommunications business.

                  SECTION 1015. Limitation on Transactions with Stockholders and Affiliates.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of 10.0% or more of any class of Capital Stock of the Company or any Restricted Subsidiary or with any Affiliate of the Company or any Restricted Subsidiary, unless the following conditions have been met:

                  (i)such transaction or series of transactions is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate;

                  (ii) if such transaction or series of transactions involves aggregate consideration in excess of $2.0 million, then such transaction or series of transactions is approved by a majority of the Board of Directors of the Company (including a majority of the disinterested members thereof, if any) and is evidenced by a resolution thereof; and

                  (iii) if such transaction or series of transactions involves aggregate consideration in excess of $10.0 million, then the Company or such Restricted Subsidiary shall deliver to the Trustee a written opinion as to the fairness to the Company or such Restricted Subsidiary of such transaction from a financial point of view from a nationally recognized investment banking firm (or, if an investment banking firm is generally not qualified to give such an opinion, by a nationally recognized appraisal firm or accounting firm).

                  The foregoing limitation does not limit, and will not apply to
(i) any transaction between the Company and any of its Restricted Subsidiaries or between or among Restricted Subsidiaries; (ii) the payment or reimbursement of reasonable and customary regular fees and expenses to directors of the Company who are not employees of the Company; (iii) any Restricted Payments not prohibited by Section 1012; (iv) loans and advances to officers or employees of the Company and its Subsidiaries not exceeding at any one time outstanding $1.5 million in the aggregate; (v) employment and similar agreements entered into between the Company or any of its Restricted Subsidiaries with their respective employees in the ordinary course of business; and (vi) operating and similar agreements entered into in the ordinary course of the Company's business.

                  SECTION 1016.  Limitation on Liens.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any of its assets or properties of any character (including, without limitation, licenses and trademarks), or any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, whether owned at the date of this Indenture or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereof, without making effective provision for all of the Notes and all other amounts ranking pari passu with the Notes to be directly secured equally and ratably with the obligation or liability secured by such Lien or, if such obligation or liability is subordinated to the Notes and other amounts ranking pari passu with the Notes, without making provision for the Notes and such other amounts to be directly secured prior to the obligation or liability secured by such Lien.

                  SECTION 1017.  Limitation on Asset Sales.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Sale unless (i) the Company or the Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or disposed of as determined by the good faith judgment of the Board of Directors evidenced by a Board Resolution and (ii) at least 75.0% of the consideration received for such Asset Sale consists of cash or cash equivalents or the assumption of unsubordinated Indebtedness.

                  The Company shall, or shall cause the relevant Restricted Subsidiary to, within 360 days after the date of receipt of the Net Cash Proceeds from an Asset Sale, (i) (A) apply an amount equal to such Net Cash Proceeds to permanently repay unsubordinated Indebtedness of the Company or Indebtedness of any Restricted Subsidiary, in each case, owing to a Person other than the Company or any of its Restricted Subsidiaries or (B) invest an equal amount, or the amount not so applied pursuant to clause (A), in property or assets of a nature or type or that are used in a business (or in a Person having property and assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Company and its Restricted Subsidiaries existing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) apply (no later than the end of the 360-day period referred to above) such excess Net Cash Proceeds (to the extent not applied pursuant to clause (i)) as provided in the following paragraphs of this Section 1017. The amount of such Net Cash Proceeds required to be applied (or to be committed to be applied) during such 360-day period referred to above in the preceding sentence and not applied as so required by the end of such period shall constitute "Excess Proceeds".

                  If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Excess Proceeds Offer (as defined below) totals at least $10.0 million, the Company must, not later than the 30th Business Day thereafter, make an offer (an "Excess Proceeds Offer") to purchase from the Holders on a pro rata basis an aggregate principal amount of Notes equal to the Excess Proceeds on such date, at a purchase price equal to 100.0% of the principal amount of the Notes, plus, in each case, accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase (the "Excess Proceeds Payment").

                  The Company shall commence an Excess Proceeds Offer by mailing a notice to the Trustee and each Holder stating: (i) that the Excess Proceeds Offer is being made pursuant to this Section 1017 and that all Notes validly tendered will be accepted for payment on a pro rata basis; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Excess Proceeds Payment Date"); (iii) that any Note not tendered will continue to accrue interest pursuant to its terms; (iv) that, unless the Company defaults in the payment of the Excess Proceeds Payment, any Note accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest and Liquidated Damages, if any, on and after the Excess Proceeds Payment Date; (v) that Holders electing to have a Note purchased pursuant to the Excess Proceeds Offer will be required to surrender the Note, together with the form entitled "Option of the Holder to Elect

Purchase" on the reverse side of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Excess Proceeds Payment Date; (vi) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Excess Proceeds Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased; and (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount of $1,000 or integral multiples thereof.

                  On the Excess Proceeds Payment Date, the Company shall (i) accept for payment on a pro rata basis Notes or portions thereof tendered pursuant to the Excess Proceeds Offer; (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Notes or portions thereof so accepted together with an Officer's Certificate specifying the Notes or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount of $1,000 or integral multiples thereof. To the extent that the aggregate principal amount of Notes tendered is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. The Company shall publicly announce the results of the Excess Proceeds Offer as soon as practicable after the Excess Proceeds Payment Date. For purposes of this Section 1017, the Trustee shall act as the Paying Agent.

                  The Company shall comply with Rule 14e-1 under the Exchange Act and any other rules and regulations thereunder to the extent such rules and regulations are applicable, in the event that such Excess Proceeds are received by the Company under this Section 1017 and the Company is required to repurchase Notes as described above.

                  SECTION 1018. Limitation on Issuances of Guarantees of Indebtedness by Restricted Subsidiaries.

                  The Company shall not permit any Restricted Subsidiary, directly or indirectly, to Guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company, other than Indebtedness under Credit Facilities incurred under clause (iii) of paragraph (b) in Section 1011, unless (i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee of the Notes on terms substantially similar to the Guarantee of such Indebtedness, except that if such Indebtedness is by its express terms subordinated in right of payment to the Notes, any such assumption, Guarantee or other Liability of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Restricted Subsidiary's assumption, Guarantee or other liability with respect to the Notes substantially to the same extent as such Indebtedness is subordinated to the Notes and (ii) such Restricted Subsidiary waives, and shall not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee.

                  Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary may provide by its terms that it will be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's and each Restricted Subsidiary's Capital Stock in, or all or substantially all of the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the guarantee which resulted in the creation of such Guarantee, except a discharge or release by or as a result of payment under such Guarantee.

                  SECTION  1019.   Business  of  the  Company;   Restriction  on
Transfers of Existing Business.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, be principally engaged in any business or activity other than a Permitted Business. In addition, the Company and any Restricted Subsidiary shall not be permitted to, directly or indirectly, transfer to any Unrestricted Subsidiary (i) any of the material licenses, agreements or instruments, permits or authorizations used in the Permitted Business of the Company and any Restricted Subsidiary on the Closing Date or (ii) any material portion of the "property and equipment" (as such term is used in the Company's consolidated financial statements) of the Company or any Significant Subsidiary used in the licensed service areas of the Company and any Restricted Subsidiary as they exist on the Closing Date.

                  SECTION 1020. Limitation on Investments in Unrestricted Subsidiaries.

                  The Company shall not make, and shall not permit any of its Restricted Subsidiaries to make, any Investments in Unrestricted Subsidiaries if, at the time thereof, the aggregate amount of such Investments together with any other Restricted Payments made after the Closing Date would exceed the amount of Restricted Payments then permitted to be made pursuant to Section 1012. Any Investments in Unrestricted Subsidiaries permitted to be made pursuant to this covenant (i) shall be treated as the making of a Restricted Payment in calculating the amount of Restricted Payments made by the Company or a Subsidiary and (ii) may be made in cash or property (if made in property, the Fair Market Value thereof as determined by the Board of Directors of the Company (whose determination shall be conclusive and evidenced by a Board Resolution) shall be deemed to be the amount of such Investment for the purpose of clause (i) of this
Section 1020).

                  SECTION 1021.  Limitation on Sale-Leaseback Transactions.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any Sale-Leaseback Transaction with respect to any property of the Company or any of its Restricted Subsidiaries.

                  Notwithstanding the foregoing, the Company may enter into Sale-Leaseback Transactions; provided, however, that (a) the Attributable Value of such Sale-Leaseback Transaction shall be deemed to be Indebtedness of the Company and (b) after giving pro forma effect to any such Sale-Leaseback Transaction and the foregoing clause (a), the Company would be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to paragraph (a) of Section 1011.

                  SECTION 1022.  Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 803 or Sections 1007 through 1021, inclusive, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Notes, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                               REDEMPTION OF NOTES

                  SECTION 1101.  Right of Redemption.

                  (a) The Notes may be redeemed, at the election of the Company, in whole or in part, at any time or from time to time, on or after May 15, 2003, subject to the conditions and at the Redemption Prices specified in the form of Note, together with accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date.

                  (b) Notwithstanding the foregoing, prior to May 15, 2001, the Company may redeem up to 35% of the originally issued aggregate principal amount of the Notes on one or more occasions with the Net Cash Proceeds of one or more Public Equity Offerings at a redemption price equal to 112% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, and Liquidated Damages, if any, thereon to the Redemption Date; provided that, immediately after giving effect to such redemption, at least 65.0% of the originally issued aggregate principal amount of the Notes remains Outstanding; and provided further that notice of such redemptions shall be given within 60 days of the date of closing of any such Public Equity Offering.

                  SECTION 1102.  Applicability of Article.

                  Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                  SECTION 1103.  Election to Redeem; Notice to Trustee.

                  The  election of the  Company to redeem any Notes  pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the Redemption Price and of the principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to Section 1104.

                  SECTION 1104.  Selection by Trustee of Notes to Be Redeemed.

                  If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed on a national securities exchange, on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Notes; provided, however, that no Note of $1,000 or less in principal amount at maturity shall be redeemed in part.

                  The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

                  SECTION 1105.  Notice of Redemption.

                  Notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed.

                  All notices of redemption shall state:

                  (1)     the Redemption Date;

                  (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any;

                  (3) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Notes to be redeemed;

                  (4) in case any Note is to be redeemed in part only, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of such Note, the Holder shall receive, without charge, a new Note or Notes of authorized denominations for the principal amount thereof remaining unredeemed;

                  (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in
         Section 1107) will become due and payable upon each such Note, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date; and

                  (6) the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued interest, if any.

                  Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

                  SECTION 1106.  Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and Liquidated Damages, if any, and accrued interest on, all the Notes which are to be redeemed on that date.

                  SECTION 1107.  Notes Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with Liquidated Damages and accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with Liquidated Damages and accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

                  If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) and accrued interest shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

                  SECTION 1108.  Notes Redeemed in Part.

                  Any Note which is to be redeemed only in part (pursuant to the provisions of this Article Eleven) shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall upon Company Order authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                 ARTICLE TWELVE

                                    SECURITY

                  SECTION 1201.  Security.

                  (a) On the Closing Date, the Company shall purchase, and, at all times, subject to the Pledge Agreement, shall maintain Pledged Securities pledged to the Trustee as security for the benefit of the Holders in such amount as will be sufficient upon receipt of scheduled interest and/or principal payments of such Pledged Securities, in the opinion of a nationally recognized firm of independent public accountants selected by the Company, to provide for payment in full of the first six scheduled interest payments due on the outstanding Notes. The Pledged Securities shall be pledged by the Company to the Trustee for the benefit of the Holders and shall be held by the Trustee in the Pledge Account pending disposition pursuant to the Pledge Agreement.

                  (b) Each Holder, by its acceptance of a Note, consents and agrees to the terms of the Pledge Agreement (including, without limitation, the provisions providing for foreclosure and release of the Pledged Securities) as the same may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs the Trustee to enter into the Pledge Agreement and to perform its respective obligations and exercise its respective rights thereunder in accordance therewith. The Company shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Pledge Agreement, to assure and confirm to the Trustee the security interest in the Pledged Securities contemplated hereby, by the Pledge Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause to be taken, any and all actions reasonably required (and any action reasonably requested by the Trustee) to cause the Pledge Agreement to create and maintain, as security for the obligations of the Company under this Indenture and the Notes, valid and enforceable first priority liens in and on all the Pledged Securities, in favor of the Trustee, superior to and prior to the rights of third Persons and subject to no other Liens.

                  (c) The release of any Pledged Securities pursuant to the Pledge Agreement will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Pledged Securities are released pursuant to this Indenture and the Pledge Agreement. To the extent applicable, the Company shall cause TIA Section 314(d) relating to the release of property or securities from the Lien and security interest of the Pledge Agreement (other than pursuant to Sections 7(e) and 7(g) thereof) and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Pledge Agreement to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an officer of the Company, except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected by the Company.

                  (d) The Trustee, in its sole discretion and without the consent of the Holders, may, and at the request of the Holders of at least 25% in aggregate principal amount of Notes then outstanding shall, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Pledge Agreement and (ii) collect and receive any and all amounts payable in respect of the obligations of the Company thereunder. The Trustee shall have the power to institute and to maintain such suits and proceedings as the Trustee in its sole discretion may deem expedient to preserve or protect its interests and the interests of the Holders in the Pledged Securities (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders or of the Trustee).

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Section 1302 or Section 1303 be applied to all Outstanding Notes upon compliance with the conditions set forth below in this Article Thirteen.

                  SECTION 1302.  Defeasance and Discharge.

                  Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Notes on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Notes to receive payments (solely from monies deposited in trust) in respect of the principal of, premium, if any, accrued interest and Liquidated Damages, if any, on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Notes.

                  SECTION 1303.  Covenant Defeasance.

                  Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 801(3) and (4) and Section 803 and in Sections 1007 through 1022 with respect to the Outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(6), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

                  SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 1302 or Section 1303 to the Outstanding Notes:

                  (1) The Company shall  irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) cash in United States dollars, (B) U.S. Government Obligations or (C) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any), accrued interest and Liquidated Damages, if any, on the Outstanding Notes on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest and Liquidated Damages, if any; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Notes at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States for the timely payment of which its full faith and credit is pledged or
         (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a "bank" (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                     (2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as an event of bankruptcy under paragraph (9) or (10) of
         Section 501 hereof is concerned, at any time during the period ending on the 123rd day after the date of such deposit.

                     (3)  [Reserved]

                     (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company is a party or by which it is bound.

                     (5) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since May 21, 1998, there has been a change in the applicable federal income tax law, in either case to the effect, and based thereon such opinion shall confirm, that Holders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                     (6) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                     (7) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

                  SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders.

                  Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                  SECTION 1306.  Reinstatement.

                  If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                  This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                           STARTEC GLOBAL COMMUNICATIONS
                                                 CORPORATION

                                            By:_________________________________
                                                 Name:
                                                 Title:





                                            FIRST UNION NATIONAL BANK, Trustee

                                            By:_________________________________
                                                 Name:
                                                 Title:

                                                                       Exhibit A


                              FORM OF FACE OF NOTE

                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                       12% [Series A] Senior Note due 2008

                                              [CUSIP] [CINS]        ____________

No. _________                                                     $ ____________


                  STARTEC GLOBAL COMMUNICATIONS CORPORATION, a Maryland corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________ or registered assigns, the principal sum of ___ United States dollars on May 15, 2008, at the office or agency of the Company referred to below, and to pay interest thereon on November 15, 1998 and semi-annually thereafter, on November 15 and May 15 in each year, from May 21, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 12% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Notes from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the November 1 or May 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, and (to the extent lawful) interest on such Defaulted Interest at the rate borne by the Notes, may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of May 21, 1998 (the "Registration Rights Agreement"), between the Company and the Initial Purchasers named therein. In the event that either (i) the Company fails to file with the Commission any of the Registration Statements required by the Registration Rights Agreement on or before the date specified therein for such filing, (ii) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness in the Registration Rights Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been consummated within 30 days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by the Registration Rights Agreement is filed and declared effective but thereafter ceases to be effective or fails to be usable for its intended purpose without being succeeded within five business days by a post-effective amendment to such Registration Statement that cures such failure and that is declared effective within such five business day period (each such event referred to in clauses (i) through (iv) above, a "Registration Default"), additional cash interest ("Liquidated Damages") shall accrue to each Holder of the Notes commencing upon the occurrence of such Registration Default in an amount equal to .50% per annum of the principal amount of Notes held by such Holder. The amount of Liquidated Damages will increase by an additional .50% per annum of the principal amount of Notes with respect to each subsequent 90-day period (or portion thereof) until all Registration Defaults have been cured, up to a maximum rate of Liquidated Damages of 1.50% per annum of the principal amount of Notes. All accrued Liquidated Damages will be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities (as defined in the Registration Rights Agreement), the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.*

                  The principal of (and premium and Liquidated Damages, if any) and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose (which shall initially be the Office of the Trustee located at 40 Broad Street, Fifth Floor, Suite 550, New York, New York, 10004, unless the Company shall designate and maintain some other office or agency for such purpose), and, at the option of the Company, interest may be paid by check mailed to addresses of the holders as such address appears in the Register; provided that all payments with respect to the Global Notes and Certificated Notes, the Holders of which have given wire transfer instructions to the Company, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

--------
*  To be included in Initial Notes.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                           STARTEC GLOBAL COMMUNICATIONS
                                                 CORPORATION







                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: ______________________

This is one of the 12% [Series A] Senior Notes due 2008 referred to in the within-mentioned Indenture.



                                            -------------------------------
                                                 First Union National Bank


                                            By:_________________________________
                                                      Authorized Signatory

                          FORM OF REVERSE SIDE OF NOTE

                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                       12% [Series A] Senior Note due 2008

                  This Note is one of a duly authorized issue of securities of the Company designated as its 12% [Series A] Senior Notes due 2008 (herein called the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $160,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of May 21, 1998 between the Company and First Union National Bank, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

                  The Notes are subject to redemption upon not less than 30 nor more than 60 days' prior notice, in whole or in part, at any time or from time to time on or after May 15, 2003, at the election of the Company, at Redemption Prices (expressed in percentages of principal amount thereof), plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), if redeemed during the 12-month period commencing on May 15, of the years set forth below:

                                                              Redemption
                  Year                                           Price
                  ----                                           -----

                  2003...........................               106.00%

                  2004...........................                104.00

                  2005...........................                102.00

                  2006 (and thereafter)..........               100.00%


                  Notwithstanding the foregoing, prior to May 15, 2001, the Company may on any one or more occasions redeem up to 35% of the originally issued aggregate principal amount of Notes at a redemption price of 112% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the Redemption Date, with the Net Cash Proceeds of one or more Public Equity Offerings; provided that at least 65% of the originally issued principal amount of the Notes remains outstanding immediately after the occurrence of such redemption; and provided further that notice of such redemption shall be given within 60 days of the closing of any such Public Equity Offering.

                  Upon the occurrence of a Change of Control, the Holder of this Note may require the Company, subject to certain limitations provided in the Indenture, to repurchase all or any part of this Note at a purchase price in cash in an amount equal to 101% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any.

                  Under certain circumstances, in the event the Net Cash Proceeds received by the Company from an Asset Sale, which proceeds are not used to (i) (A) apply an amount equal to such Net Cash Proceeds to permanently repay unsubordinated Indebtedness of the Company or Indebtedness of any Restricted Subsidiary, in each case owing to a Person other than the Company or any of its Restricted Subsidiaries or (B) invest an equal amount, or the amount not so applied pursuant to clause (A), in property or assets of a nature or type or that are used in a business (or in a Person having property and assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Company and its Restricted Subsidiaries existing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) apply (no later than the end of the 360-day period immediately following the date of receipt of the Net Cash Proceeds from an Asset Sale) such excess Net Cash Proceeds (to the extent not applied pursuant to clause (i)) in accordance with the Indenture, and which proceeds equal or exceed a specified amount, the Company shall be required to make an offer to all Holders to purchase the maximum principal amount of Notes, in an integral multiple of $1,000, that may be purchased out of such amount at a purchase price in cash equal to 100.0% of the principal amount thereof, plus accrued, unpaid interest and Liquidated Damages, if any, to the date of purchase, in accordance with the Indenture. Holders of Notes that are subject to any offer to purchase shall receive an Excess Proceeds Offer from the Company prior to any related Excess Proceeds Payment Date.

                  In the case of any redemption or repurchase of Notes, interest and Liquidated Damages installments, if any, whose Stated Maturity is on or prior to the Redemption Date or Excess Proceeds Payment Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date or Excess Proceeds Payment Date, as the case may be.

                  In the event of redemption or repurchase of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. Additionally, the Indenture permits that, without notice to or consent of any Holder, the Company and the Trustee together may amend or supplement the Indenture or this Note to: (i) evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Notes; (ii) add to the covenants of the Company for the benefit of the Holders or to surrender any right or power conferred upon the Company by the Indenture; (iii) add any additional Events of Default; (iv) evidence and provide for the acceptance of appointment by a successor Trustee under the Indenture; (v) cure any ambiguity, correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein, or make any other provisions with respect to matters or questions arising under the Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect; or (vi) secure the Notes. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herewith or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, interest and Liquidated Damages, if any, on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

                  If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed on a national securities exchange, on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Notes.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to the time of due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered on the Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             FORM OF TRANSFER NOTICE

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------



--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)




--------------------------------------------------------------------------------
the within Warrant and all  rights  thereunder,  hereby irrevocably constituting and appointing
attorney to transfer such Warrant on the books of the Company with full power of substitution in the premises.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                      ON ALL WARRANTS OTHER THAN WARRANTS,
                   REGULATION S PERMANENT GLOBAL WARRANTS AND
                  REGULATION S PERMANENT CERTIFICATED WARRANTS]

                  In connection with any transfer of this Warrant occurring prior to the date which is the earlier of the date of an effective Registration Statement or the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

|_| (a) this Warrant is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

|_| (b) this Warrant is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant and the Warrant Agreement.

If neither of the foregoing boxes is checked, the Warrant Agreement shall not be obligated to register this Warrant in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.2 of the Warrant Agreement shall have been satisfied.

Date:__________________________             ____________________________________

                                            NOTICE:   The   signature   to  this
                                            assignment  must correspond with the
                                            name as written upon the face of the
                                            within-mentioned instrument in every
                                            particular,  without  alteration  or
                                            any change whatsoever.

Signature Guarantee1___________________


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:__________________________             ____________________________________

                                            NOTICE:   To  be   executed   by  an
                                            executive officer

--------
1 The Holder's signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Warrant purchased by the Company pursuant to Section 1010 or Section 1017 of the Indenture, check the Box: [ ]

                  If you wish to have a portion of this Warrant purchased by the Company pursuant to Section 1010 or Section 1017 of the Indenture, state the amount (in original principal amount) below:

                                            $_________________________.


Date:____________________


Your Signature: ________________

(Sign exactly as your name appears on the other side of this Warrant)

Signature Guarantee1_____________















--------
1 The Holder's signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       Exhibit B

                               Form of Certificate
                              to Be Delivered upon
                        Termination of Restricted Period

                                                                          [DATE]

First Union National Bank
800 East Main St., Lower Mezzanine
Richmond, Virginia 23219

Attention:  Corporate Trust Department

Re: Startec Global Communications Corporation (the "Company") 12% Senior Notes due 2008 (the "Notes")
         ----------------------------------------------------------


Ladies and Gentlemen:


                  This letter relates to $__________ principal amount of Notes represented by the offshore global note certificate (the "Regulation S Global Note"). Pursuant to Section 201 of the Indenture dated as of May 21, 1998 relating to the Notes (the "Indenture"), we hereby certify that (1) we are the beneficial owner of such principal amount of Notes represented by the Regulation S Global Note and (2) we are a Non-U.S. Person to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). Accordingly, you are hereby requested to issue a Regulation S Permanent Global Note representing the undersigned's interest in the principal amount of Notes represented by the Global Note, all in the manner provided by the Indenture.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                              Very truly yours,

                                              [Name of Holder]

                                               By:______________________________
                                                        Authorized Signature

                                                                       Exhibit C


                        Form of Regulation S Certificate

                                                                          [DATE]

First Union National Bank
800 East Main St., Lower Mezzanine
Richmond, Virginia 23219

Attention:  Corporate Trust Department

Re: Startec Global Communications Corporation (the "Company") 12% Senior Notes due 2008 (the "Notes")
         ----------------------------------------------------------


Ladies and Gentlemen:


                  This Certificate relates to our proposed transfer of $__________ principal amount of Notes issued under the Indenture dated as of May 21, 1998 relating to the Notes. Terms are used in this Certificate as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). We hereby certify as follows:

                  1. The offer of the Notes was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(o) of Regulation S under the circumstances described in Rule 902(i)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

                  2. Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

                  3. Neither we, any of our affiliates, nor any person acting on our or their behalf, has made any directed selling efforts in the United States.

                  4. The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  5. If we are a dealer or a person receiving a selling concession or other fee or remuneration in respect of the Notes, and the proposed transfer takes place before the completion of the Regulation S Global Note Exchange Offer referred to in the Indenture, or we are an officer or director of the Company or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(c) of Regulation S.

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                                  Very truly yours,

                                                  [NAME OF SELLER]

                                                   By:__________________________
                                                         Authorized Signature